   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION -- SUBJECT TO CHANGE.

                                 SECURITIES ACT OF 1933 REGISTRATION NO. 2-25483

                        INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-1402

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM N-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

           PRE-EFFECTIVE AMENDMENT NO.                            [ ]

           POST-EFFECTIVE AMENDMENT NO. 48                        [X]

                                      AND

           REGISTRATION STATEMENT UNDER THE
           INVESTMENT COMPANY ACT OF 1940

           AMENDMENT NO. 28                                       [X]
                       (CHECK APPROPRIATE BOX OR BOXES.)
                      ------------------------------------
                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                           (EXACT NAME OF REGISTRANT)

                         CONTINENTAL ASSURANCE COMPANY
                          (NAME OF INSURANCE COMPANY)

                 CNA PLAZA, CHICAGO, ILLINOIS            60685
 (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

           INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (800) 351-3001
                      ------------------------------------

                             LYNNE GUGENHEIM, ESQ.
                         CONTINENTAL ASSURANCE COMPANY
                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                      ------------------------------------

                  PLEASE SEND COPIES OF ALL CORRESPONDENCE TO:
                           MITCHELL L. HOLLINS, ESQ.
                         PIPER MARBURY RUDNICK & WOLFE
                            203 NORTH LASALLE STREET
                                   SUITE 1800
                            CHICAGO, ILLINOIS 60601
                      ------------------------------------
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

    [X]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485
    [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
    [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: GROUP VARIABLE ANNUITY CONTRACTS
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

PROSPECTUS

GROUP
VARIABLE
ANNUITY
CONTRACTS                                                               [B LOGO]

     The group variable annuity contracts described in this prospectus provide:

     - tax deferred annuities for employees of public schools and certain tax-exempt organizations; and

     - retirement plans for self-employed individuals and their eligible employees.

     You may participate in these contracts by investing in Continental Assurance Company Separate Account (B), a separate account created by Continental Assurance Company. We will place all purchase payments that you make under a contract, after the deduction of initial charges, in Separate
Account (B).

     Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of the separate account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Continental Assurance Company acts as investment adviser to, and as principal underwriter for, Separate Account (B).

     Group variable annuity contracts involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution. The contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency.

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the separate account and the group variable annuity contracts that you need before purchasing a contract.


     To learn more about Separate Account (B) and the contracts offered by this prospectus, you can obtain a copy of the Statement of Additional Information dated May 1, 2000. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the Statement of Additional Information appears on page 42 of this prospectus. For a free copy of the Statement of Additional Information, please call or write us at:


                         Continental Assurance Company
                     Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                          Chicago, Illinois 60680-3572
                           Telephone: (800) 351-3001

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about Separate Account (B).

     The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)


                               DATED: MAY 1, 2000

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               ------------------

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
Summary.....................................................    4
  Group Variable Annuity Contracts..........................    4
  Fee and Expense Tables with Examples......................    4
     403(b) Plan Contract for Joint Retirement Board Fees
      and Expenses..........................................    4
     Level Deduction Contract for 403(b) Plans Fees and
      Expenses..............................................    5
     Graded Deduction Contract for 403(b) Plans Fees and
      Expenses..............................................    6
     Contract for HR-10 Plans Fees and Expenses.............    7
  The Investment Adviser and Investment Advisory Fee........    8
  403(b) Plan Sales and Administrative Charges..............    9
  HR-10 Plan Sales and Administrative Charges...............    9
  Purchase Limits...........................................   10
  Investment Objectives.....................................   10
  Transfers.................................................   10
  Annuity Selection.........................................   10
  Withdrawals...............................................   10
  Penalty Taxes.............................................   11
Condensed Financial Information.............................   12
Description of CAC and Separate Account (B).................   14
  General...................................................   14
  Investment Policies and Restrictions......................   15
Management..................................................   19
  The Committee.............................................   19
  Investment Advisory Agreement.............................   19
Deductions and Expenses.....................................   20
  Sales and Administrative Charges--General.................   20
  Sales and Administrative Charges--403(b) Plans............   20
  Sales and Administrative Charges--HR-10 Plans.............   21
  Investment Advisory Charges...............................   22

                                                             PAGE
                                                             ----
Description of Group Variable Annuity Contracts.............   22
  General...................................................   22
  Sales of Contracts........................................   23
  Voting Rights.............................................   23
  Assignment................................................   24
  Modification or Termination of the Contract...............   24
  Contractholder Inquiries..................................   24
  Purchase Payments and Accumulations.......................   24
  Allocations of Purchase Payments--HR-10 Plans.............   24
  Accumulation Period.......................................   25
  Value of an Accumulation Unit.............................   25
  Withdrawals...............................................   26
Annuities...................................................   27
  Electing the Retirement Date and Form of Annuity--403(b)
     Plans..................................................   27
  Annuity Options--403(b) Plans.............................   27
  Retirement of Participant--HR-10 Plans....................   28
  Annuity Options--HR-10 Plans..............................   28
Annuity Payments............................................   30
  Determination of Amount of the First Monthly Variable
     Annuity Payment........................................   30
  Determination of the Value of an Annuity Unit and Amount
     of Second and Subsequent Monthly Variable Annuity
     Payments...............................................   30
  Examples..................................................   31
  Assumed Investment Rate...................................   32
Benefits on Death or Withdrawal.............................   32
  403(b) Plans..............................................   32
  HR-10 Plans...............................................   33
Federal Taxes...............................................   35
  Federal Tax Treatment of Participants.....................   35
  Federal Tax Status of Separate Account (B)................   38
  Employee Retirement Income Security Act...................   38
Legal Matters...............................................   39
Reports to Participants.....................................   39
Financial Statements........................................   40
Independent Auditors' Report................................   41
Table of Contents of the Statement of Additional
  Information...............................................   42
Glossary....................................................   43

                                    SUMMARY

     Because this is only a summary, it does not contain all the information that may be important to you. You should read the entire prospectus before deciding to invest in a Contract. Some of the technical terms used in this prospectus are defined in the Glossary beginning on page 4.

GROUP VARIABLE ANNUITY CONTRACTS

     The Contracts offered by this prospectus are designed to provide annuity payments under two types of plans: 403(b) Plans and HR-10 Plans.

     - Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under
        Section 403(b) of the Internal Revenue Code.

     - Contracts for HR-10 Plans are issued to a trustee for the benefit of self-employed individuals for themselves and their employees, and to associations of self-employed persons for the benefit of participating members.

     We currently offer three types of Contracts for 403(b) Plans: (a) the 403(b) Plan Contract for the Joint Retirement Board (This contract is available only to employees or retired employees of The Joint Retirement Board of the Rabbinical Assembly of America, The United Synagogue of America, and The Jewish Theological Seminary of America (the "Joint Retirement Board")); (b) the level deduction Contract; and (c) the graded deduction Contract. We currently offer one type of Contract for HR-10 Plans. Each Contract may be modified or amended.

FEE AND EXPENSE TABLES WITH EXAMPLES

     403(b) PLAN CONTRACT FOR JOINT RETIREMENT BOARD FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of
          Purchase Payments)....................................  0.00%
         Administrative Expenses (as a percentage of Purchase
          Payments).............................................  0.00%
         Deferred Sales Load (as a percentage of Purchase
          Payments or amount surrendered).......................   None
         Surrender Fee (as a percentage of amount
          surrendered)..........................................   None
         Exchange Fee...........................................  0.00%
         Fixed Rate Annuity Purchase Fee........................  $ 250
    Your Annual Contract Fee....................................   None
    Your Annual Expenses
    (as a percentage of average net assets)
         Management Fee.........................................  0.50%
         Mortality and Expense Risk Fees........................   None
         Other Expenses
           Service Fee.................................... 0.33%
           Administration Fee (paid to the Joint Retirement
           Board of the Rabbinical Assembly of America, et
           al).............................................0.32%
                                                          ------
           Total Other Expenses.................................  0.65%
         Total Annual Expenses..................................  1.15%

                              EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $12       $39        $67        $147
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $262      $289       $317        $397
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $12       $39        $67        $147

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. Under the administrative service agreement with the Joint Retirement Board, we deduct an additional fee of .08% from each Contractholder's net asset value at the end of each calendar quarter (March 31, June 30, September 30, and December
     31) and pay this fee to the Joint Retirement Board. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. There is a $250 annuity purchase fee only if the participant chooses a fixed rate annuity.

     LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of Purchase
          Payments)......................................................  5.00%
         Administrative Expenses (as a percentage of Purchase
          Payments)......................................................  1.00%
         Deferred Sales Load (as a percentage of Purchase Payments or
          amount surrendered)............................................   None
         Surrender Fee (as a percentage of amount surrendered)...........   None
         Exchange Fee....................................................  1.00%
         Fixed Rate Annuity Purchase Fee.................................   $250
    Your Annual Contract Fee.............................................   None
    Your Annual Expenses
         (as a percentage of average net assets)
         Management Fee..................................................  0.50%
         Mortality and Expense Risk Fees.................................   None
         Other Expenses
           Service Fee..........................................    0.33%
                                                                    -----
           Total Other Expenses..........................................  0.33%
         Total Annual Expenses...........................................  0.83%

                              EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $68       $86       $104        $159
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $318      $336       $354        $409
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $68       $86       $104        $159

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Contracts.

     GRADED DEDUCTION CONTRACT FOR 403(b) PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of Purchase
          Payments)......................................................    5.00%
         Deferred Sales Load (as a percentage of Purchase Payments or
          amount surrendered)............................................     None
         Surrender Fee (as a percentage of amount surrendered)...........     None
         Exchange Fee....................................................    1.00%
         Fixed Rate Annuity Purchase Fee.................................     $250
    Your Annual Contract Fee.............................................      $30
    Your Annual Expenses
    (as a percentage of average net assets)
         Management Fee..................................................    0.50%
         Mortality and Expense Risk Fees.................................     None
         Other Expenses
           Service Fee..........................................    0.33%
                                                                    -----
           Total Other Expenses..........................................    0.33%
         Total Annual Expenses...........................................    0.83%

                              EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $88      $165       $292        $437
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $338      $415       $492        $686
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $88      $165       $242        $437

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a 5% sales load for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000. CAC also deducts an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 2000, CAC will assess this charge at an annual rate of $30 per participant. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Plan Contracts.

     CONTRACT FOR HR-10 PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of
          Purchase Payments)....................................    7.00%
         Administrative Expenses (as a percentage of Purchase
          Payments).............................................    1.50%
         Deferred Sales Load (as a percentage of Purchase
          Payments or amount surrendered).......................     None
         Surrender Fee (as a percentage of Purchase Payments
          received prior to withdrawal).........................    2.00%
         Exchange Fee...........................................    1.00%
         Fixed Rate Annuity Purchase Fee........................     $250
         Individual Accounting Fee..............................      $20
         Accounting Withdrawal Fee..............................      $10
    Your Annual Contract Fee....................................     None
    Your Annual Expenses
    (as a percentage of average net assets)
         Management Fee.........................................    0.50%
         Mortality and Expense Risk Fees........................     None
         Other Expenses
           Service Fee.....................................0.33%
                                                          ------
           Total Other Expenses.................................    0.33%
         Total Annual Expenses..................................    0.83%

    EXAMPLE                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the
    applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $143      $185       $223        $322
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $393      $435       $473        $572
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $123      $215       $253        $362

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a sales load under these Contracts that vary from 0% to 7% depending on the Contract. The administrative expense under these Contracts varies from 0% to 1.5% depending on the contract. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. CAC may deduct an additional charge for the maintenance of individual accounting records, not to exceed $20 for each new entrant and $10 per year per participant thereafter and $10 at each withdrawal. CAC did not deduct this charge in 1997, 1998 or 1999. We deduct a $10 exchange fee for the second and succeeding transfer in most of the HR-10 Plan Contracts. We deduct a surrender fee (termination charge) of 2% of the Purchase Payments received prior to withdrawal when your Account is terminated and the entire interest in the Contract is withdrawn. We deduct a termination charge of 2% of the pro rata amount of Purchase Payments received when you withdraw part of your interest in the Contract.

          CAC believes the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.

THE INVESTMENT ADVISER AND
  INVESTMENT ADVISORY
  FEE......................  CAC acts as the investment adviser to Separate
                             Account (B). CAC is a stock life insurance company that was organized under the Illinois Insurance Code in 1911. CAC maintains its principal office at CNA Plaza, Chicago, Illinois 60685. Separate Account (B) is registered as an open-end diversified management investment company under the 1940 Act.

                             CAC receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of Separate Account (B) and a service fee at the annual rate of 0.33% of the average daily net asset value of Separate Account (B) for investment management and other services.

403(b) PLAN SALES AND
  ADMINISTRATIVE CHARGES...  Joint Retirement Board Contract.  Under the current
                             403(b) Plan Contract with the Joint Retirement Board, CAC does not deduct any charge for sales and administrative expenses from Purchase Payments. Under the administrative service agreement with the Joint Retirement Board effective January 1, 1997, and amended effective January 1, 2000, each Participant under the Joint Retirement Board Plan is charged a quarterly fee of .08% of the Participant's net asset value on March 31, June 30, September 30 and December 31. The fee is remitted to the Joint Retirement Board for administrative services performed by it on behalf of Joint Retirement Board Plan Participants.

                             Level Deduction Contract. Under the level deduction Contract, we deduct 6% (6.38% of the net amount invested) from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. CAC reserves the right to increase the rate of deductions for administrative expenses in the future. Although CAC no longer offers new level deduction Contracts to employers, it continues to honor and to service existing level deduction Contracts with current Contractholders and to accept Purchase Payments under such Contracts.

                             Graded Deduction Contract. Under the graded deduction Contract, we deduct up to 5% (5.26% of the net amount invested) from each Purchase Payment for sales expenses. We reduce the deduction on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.57% of the net amount invested). CAC also deducts an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 2000, CAC will assess this charge at an annual rate of $30 per participant.

HR-10 PLAN SALES AND
  ADMINISTRATIVE CHARGES...  We deduct a charge of 0 to 8.5% of Purchase
                             Payments (0 to 9.29% of the net amount invested) from each Purchase Payment. This charge is the sum of the following expenses:

                             - sales expenses amounting to a deduction of 0 to 7.0% of Purchase Payments (0 to 7.65% of the net amount invested); and

                             - administrative expenses amounting to a deduction of 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested).

                             We credit the balance of the Purchase Payment, after we deduct sales and administrative charges, to the participant's account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by CAC and the applicable commission expenses. Accordingly, we will not reduce sales charges on individual Contracts upon attainment of any given level of Purchase Payments. Certain Contracts may also provide for additional annual fixed dollar charges imposed on a per participant basis for the maintenance of individual accounting records. CAC reserves the right to increase the rate of deductions for administrative expenses in the future.

PURCHASE LIMITS............  The minimum Purchase Payment on Contracts for
                             403(b) Plans which can be made at any time on behalf of any participant is $10. There is no minimum Purchase Payment on Contracts for HR-10 Plans.

INVESTMENT OBJECTIVES......  Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of Separate Account (B) is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Separate Account (B)'s investment policies require CAC, in making investments for Separate Account (B), to maintain Separate Account (B)'s status as a diversified investment company. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks to which any owner of common stocks is subject.

TRANSFERS..................  Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

ANNUITY SELECTION..........  The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee if the participant chooses a fixed rate annuity. For the other annuity options, there is no fee. CAC reserves the right to change these charges at any time.

WITHDRAWALS................  403(b) Plans.  A participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) before beginning annuity payments by providing CAC with written notice. However, effective January 1, 1997, under the Joint Retirement Board Contract, a participant must receive written consent from the Joint Retirement Board prior to providing written notice to CAC. A withdrawal may be subject to penalty taxes, in addition to applicable federal income taxes.

                             HR-10 Plans. Subject to limitations, you may withdraw part or all of your interest in the Contract in one lump sum on any Valuation Date, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal.

PENALTY TAXES..............  Distributions made prior to age 59 1/2 generally are subject to a penalty tax of 10%, in addition to otherwise applicable federal income taxes. This penalty tax will not apply under the following circumstances:

                             - if the distribution is made in connection with death or disability;

                             - if the distribution is made after separation from service where the separation occurred after the participant attains age 55;

                             - if the distribution is part of a series of annual or more frequent annuity payments made after separation from service and over the life of the participant or the joint lives of the participant and his or her beneficiary;

                             - if the distribution is made for certain medical expenses within the deductible limitation under the Internal Revenue Code;

                             - if the distribution is made to an alternate payee pursuant to a qualified domestic relations order ("QDRO"); or

                             - if the distribution is made on account of an Internal Revenue Service ("IRS") levy on the plan.

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                               ------------------
                        CONDENSED FINANCIAL INFORMATION
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  YEAR ENDED DECEMBER 31,
                                --------------------------------------------------------------------------------------------
                                 1999      1998      1997      1996      1995      1994     1993     1992     1991     1990
                                -------   -------   -------   -------   -------   ------   ------   ------   ------   ------
Investment income(a).........   $  .171   $  .196   $  .238   $  .194   $  .187   $ .189   $ .155   $ .164   $ .185   $ .243
Expenses(b)..................      .203      .160      .134      .107      .085     .073     .068     .060     .052     .044
                                -------   -------   -------   -------   -------   ------   ------   ------   ------   ------
Net investment income........     (.032)     .036      .104      .087      .102     .116     .087     .104     .133     .199
Capital changes
  Net realized and unrealized
    gain (loss) on
    investments..............     7.263     3.826     3.450     2.314     2.788    (.181)   1.124     .307    1.707    (.055)
                                -------   -------   -------   -------   -------   ------   ------   ------   ------   ------
  Net increase (decrease) in
    net asset value..........     7.231     3.862     3.554     2.401     2.890    (.065)   1.211     .411    1.840     .144
Accumulation unit value at
  the beginning of the
  period.....................    21.554    17.692    14.138    11.737     8.847    8.912    7.701    7.290    5.450    5.306
                                -------   -------   -------   -------   -------   ------   ------   ------   ------   ------
Accumulation unit value at
  end of period..............   $28.785   $21.554   $17.692   $14.138   $11.737   $8.847   $8.912   $7.701   $7.290   $5.450
                                =======   =======   =======   =======   =======   ======   ======   ======   ======   ======
Ratio of fees and expenses to
  average net assets(b)(c)...       .83%     .83%      .83%      .83%      .83%     .83%     .83%     .83%     .83%     .83%
Ratio of net investment
  income to average net
  assets(c)..................      (.13)%    .19%      .64%      .67%     1.00%    1.31%    1.05%    1.44%    2.11%    3.74%
Portfolio turnover rate......        34%      41%       45%       53%       46%      52%      69%      71%      13%      55%
Number of accumulation units
  outstanding at end of
  period (000 omitted).......     7,909     8,321     8,613     8,502     8,763    9,299    9,385    9,935   10,486   11,086

---------------

     (a) No declaration of dividends or distribution of gains is made, and such amounts are applied to increase Accumulation Unit values.

     (b) Pursuant to the terms of the Investment Advisory Agreement, CAC makes quarterly withdrawals for investment advisory services to Separate Account (B) at an annual rate of .5% of the average net asset value and quarterly withdrawals of a service fee at an annual rate of .33% of the average net asset value.

     (c) Participants' equity appearing in the financial statements incorporated by reference herein is the equivalent of net assets.

     Separate Account (B) may from time to time measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of units at Separate Account (B)'s unit value at the beginning of the period. Such units are then valued at Separate Account (B)'s unit value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from its value at the end of the period and dividing that amount by the initial value. The total return on this hypothetical investment in Separate Account (B) shows its overall dollar or percentage change in value, exclusive of fees based on the initial amount of the contribution and recurring annual fees. If these fees were included, the amount or return that a Participant would realize for an investment during the specified period would be lower.

     A cumulative total return reflects Separate Account (B)'s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if Separate Account (B)'s performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in Separate Account (B)'s annual returns, participants should recognize that such figures are not the same as actual year-by-year results. Separate Account (B)'s performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of Separate Account (B) will vary and may be worth more or less at redemption than their original cost.

     From time to time, Separate Account (B) may produce advertising or sales materials which disclose its performance over various periods of time. Separate Account (B) may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than Separate Account (B) and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from Separate Account (B)'s investments.

                  DESCRIPTION OF CAC AND SEPARATE ACCOUNT (B)

GENERAL

     CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911, and has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. Its life insurance business involves the writing of group and individual life insurance, accident and health insurance, and annuity policies. CAC's principal office is located at CNA Plaza, Chicago, Illinois 60685.

     All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by CNA Financial, a Delaware corporation, located at CNA Plaza, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 86.5% of the outstanding voting securities of CNA Financial as of December 31, 1999. Laurence A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Officer and a director of CNA Financial, and his brother, Preston R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews Corporation, owned, in the aggregate, approximately 33% of the outstanding common stock of Loews Corporation as of December 31, 1999. Therefore, they may be deemed to be parents of Loews Corporation, and thus of CNA Financial and CAC, within the meaning of the federal securities laws.

     Separate Account (B) was established by CAC on June 1, 1966, under the provisions of the Illinois Insurance Code, in order to fund variable annuity contracts. In addition to serving as investment adviser to Separate Account (B), CAC also serves as investment adviser to CNA Income Shares, Inc., a closed-end diversified management investment company.

     Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that Act. The issuer of such contracts is subject to regulation under the 1940 Act. Separate Account (B) has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of Separate Account (B) or CAC by the SEC. Separate Account (B) has no sub-accounts. Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to Separate Account
(B) and invested as described herein. Net Purchase Payments made prior to April 29, 1977 under HR-10 Plan Contracts were added to Continental Assurance Company Separate Account (A) and invested therein.

     CAC owns Separate Account (B)'s assets and, under existing law, is not considered to be a Trustee with respect to those assets. Nevertheless, the assets of Separate Account (B) are held for the benefit of the participants and persons entitled to payments under the Contracts described in this prospectus. Moreover, investment income and gains and losses from assets allocated to Separate Account (B) (whether realized or not) are credited to or charged against Separate Account (B) without regard to other income, gains or losses of CAC (in accordance with the Contracts' provisions). Thus, the dollar amount of payments or values which vary reflect the investment results of just Separate Account (B). Additionally, the Illinois Insurance Code and the Contracts themselves prohibit CAC from charging any liabilities arising out of other business of CAC against Separate Account (B)'s assets (equal to the reserves and other contract liabilities of Separate Account (B)).

INVESTMENT POLICIES AND RESTRICTIONS

     The objectives and policies in making investments for Separate Account (B) are set forth below.

     1. The primary objective of CAC in making investments for Separate Account
        (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

     2. When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account
        (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     3. When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

     4. Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     5. To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)'s assets to be invested in the securities of such issuer (other than obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)'s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

     6. CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

     7. CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)'s investments in any one industry.

     8. The assets of Separate Account (B) will not be invested in commodity contracts.

     9. The assets of Separate Account (B) will not be invested in securities contracts of investment companies.

     10. CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities ("Portfolio Loans"). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)'s net assets at any time.

     11. CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

     12. CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

     13. CAC will not make short sales for Separate Account (B).

     14. CAC will not borrow money for Separate Account (B).

     15. CAC will keep Separate Account (B)'s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)'s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

     16. CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

     The investment policies enumerated above may not be changed without approval of a majority (as defined in the 1940 Act) in interest of the participants.

     There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of CAC, in acting for Separate Account (B), to engage in short-term trading, securities may be sold without regard to the length of time held whenever investment judgment makes such action advisable. Since Separate Account (B) is not subject to federal income taxes on capital gains, it is in a relatively advantageous position in realizing capital gains even though an increased portfolio turnover results in correspondingly greater brokerage expenses. The following table sets forth Separate Account (B)'s rate of total portfolio turnover for the periods indicated:

RATE OF TOTAL PORTFOLIO TURNOVER                                PERCENT
--------------------------------                                -------
1999........................................................      34%
1998........................................................      41%
1997........................................................      45%

     Changes in the rate of portfolio turnover from year to year are attributable to changes in CAC's assessment of prevailing market conditions. All investment income and realized capital gains will be reinvested. CAC, in acting for Separate Account (B), will limit portfolio transactions to those which CAC, in the exercise of prudent business judgment, deems advisable in order for Separate Account (B) to carry out its investment policies and to make payments to participants. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks as are inherent in the ownership of common stocks.

     CAC, in acting for Separate Account (B), will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of CAC or its affiliates and the averaging of prices among Separate Account (B) and such other accounts will not be deemed to result in a trading account in securities. CAC, in acting for Separate Account (B), will not mortgage or pledge the investments of Separate Account (B), purchase securities on margin or, except as described below, invest in puts or calls. Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without vote of the participants.

     CAC, in acting for Separate Account (B), may write covered call options. The "writing" of call options by Separate Account (B) means that Separate Account (B) will be selling the right, but not the obligation, to acquire a specified number of securities held in Separate Account (B)'s portfolio at a price set in the option contract (the "exercise price"). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying Separate Account (B) of its intention to exercise and delivering to Separate Account (B) funds equal to the aggregate exercise price of the securities covered by the contract (the "exercise payment"). Generally, a holder of a call option will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by Separate Account (B) on the sale of the option (the "premium"), Separate Account (B) would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).

     To close out a position when writing covered call options, Separate Account
(B) may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same or similar exercise price and expiration date as the option which it has previously written. Separate Account
(B) will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, Separate Account (B) would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option to close out a purchased put option rather than exercising the purchased put option.

     Separate Account (B) will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 20% of Separate Account (B)'s total assets.

     The use of options exposes Separate Account (B) to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by Separate Account (B) and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish Separate Account (B)'s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     CAC is permitted to enter into repurchase agreements and reverse repurchase agreements on behalf of Separate Account (B). A repurchase agreement is an instrument under which the purchaser (i.e., Separate Account (B)) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the transfer, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally ranging from one day to one month. Repurchase agreements will be entered into only with respect to obligations in which Separate Account (B) may otherwise invest.

     A reverse repurchase agreement is an agreement under which the lender (i.e., Separate Account (B)) loans a security, usually a U.S. Government security, to a borrower, usually a bank or a stockbroker, against cash collateral. The transaction is normally characterized as a loan by the lender of the security and a simultaneous agreement by the lender to repurchase such security at an agreed price at a specified later date. The transaction is normally structured to permit the lender to receive a yield in excess of the yield of the underlying security. Reverse repurchase agreements are usually made for short periods, normally ranging from one week to one month. A reverse repurchase agreement will be a Portfolio Loan permitted by paragraph 10 above. Sufficient funds will be maintained in the form of cash and short-term investments, and segregated on an accounting basis, to satisfy such repurchase commitments.

     The Federal Bankruptcy Code provides that a repurchase participant may enforce a clause requiring the liquidation of a repurchase agreement because of the insolvency or financial condition of the other party to the repurchase agreement or because of the commencement of the bankruptcy case by the other party to the repurchase agreement. The Federal Bankruptcy Code also provides that the automatic stay does not apply to the set-off by a repurchase participant of a mutual debt or claim in connection with repurchase agreements where the set-off is for a margin payment or a settlement payment. Repurchase agreements are narrowly defined by Section 101(47) of the Bankruptcy Code to mean only agreements involving the transfer of certificates of deposit, eligible banker's agreements or securities that are direct obligations of or fully guaranteed by the United States government. Repurchase agreements not falling within this definition may not be covered by the protection of Sections 559 and 362(b)(7) of the Bankruptcy Code. It is possible that repurchase agreements not covered by those sections may be considered by a bankruptcy court to be loans by the purchaser to the seller. In such event, the purchaser might not be able to sell the obligation in the event of bankruptcy of seller without leave of the appropriate court. The purchaser would then be at risk due to a decline of the value of the obligation, and in the event of bankruptcy would face delays in the sale of the obligation and would incur legal, disposition and other expenses.


     CAC will limit investments by Separate Account (B) which may not be sold and settled within three business days (or such shorter settlement period as the Commission designates for investment companies as defined under the 1940 Act) to 10 percent of the net assets of Separate Account (B).

                                   MANAGEMENT

THE COMMITTEE

     The supervision of Separate Account (B) is vested by CAC in a Committee. The Committee has the following specific duties:

     1. To review periodically the portfolio of Separate Account (B) to ascertain that such portfolio is managed in the long-term interest of the participants and to take such corrective action as may be necessary.

     2. To approve, annually, agreements providing for sales, investment and administrative services.

     3. To recommend from time to time any changes deemed appropriate in the fundamental investment policies of Separate Account (B), to be submitted to the participants at their next meeting.

     4. To select independent auditors, whose engagement shall be approved annually by the participants.

     The Committee is also authorized to amend the Regulations for Government of Separate Account (B), except as otherwise provided by law.

INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement, CAC acts as the investment adviser to Separate Account (B). In rendering its services as investment adviser, CAC is responsible to the Committee. CAC, as Separate Account (B)'s investment adviser, provides Separate Account (B) with an investment program complying with the investment objectives, policies and restrictions of Separate Account (B) (see "Description of CAC and Separate Account (B)--Investment Policies and Restrictions"). In carrying out Separate Account (B)'s investment program, CAC makes the investment decisions and is responsible for the investment and reinvestment of the Separate Account's assets by the purchase and sale of securities on behalf of the Separate Account. CAC performs research, statistical analysis, and continuous supervision of Separate Account (B)'s investment portfolio, and also furnishes office space for Separate Account (B) and pays the salaries and fees of Separate Account (B)'s officers and Committee Members. The Investment Advisory Agreement does not require employees of CAC to devote their exclusive efforts to Separate Account (B)'s business, and it is expected that they will provide investment advisory services for CAC's other customers and for CNA Financial and its affiliates.

                            DEDUCTIONS AND EXPENSES

SALES AND ADMINISTRATIVE CHARGES--GENERAL

     CAC may be deemed to be the principal underwriter for Separate Account (B) and performs all sales and administrative functions relative to the Contracts and Separate Account (B). CAC does not act as principal underwriter for any other investment company.

     CAC received the following sales and administrative fees in connection with the operations of Separate Account (B):

SALES AND ADMINISTRATIVE FEES                                   AMOUNT
-----------------------------                                   -------
1999........................................................    $ 7,961
1998........................................................     10,428
1997........................................................     11,417

     CAC, in its sole discretion, may grant an experience rating credit to participants covered by a 403(b) Plan Contract based upon its profitability. Experience rating credits of 1% to 5% of Purchase Payments have been granted in certain cases where substantial individual solicitation has not been necessary.

SALES AND ADMINISTRATIVE CHARGES--403(b) PLANS

     The following is an overview of the sales and administrative charges applicable to the different types of 403(b) Plans offered by Separate Account
(B):

     JOINT RETIREMENT BOARD CONTRACT. Under the administrative service agreement with the Joint Retirement Board, effective January 1, 1997 and amended effective January 1, 2000, each Participant under the Joint Retirement Board Plan is charged a quarterly fee of .08% of the Participant's net asset value on March 31, June 30, September 30 and December 31. The fee is remitted to the Joint Retirement Board for administrative services performed by it on behalf of its 403(b) Plan Participants.

     LEVEL DEDUCTION CONTRACTS. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. These charges do not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that during the first five years of a participant's participation under the Contract no further deductions will be made to cover such expenses, but any part of the 6% aggregate charge not needed to cover such expenses accrues as a profit to CAC. Following the end of the fifth year of participation under the Contract, the 1% deduction by CAC from Purchase Payments to cover administrative expenses may be increased by CAC upon prior written notice to the participant.

     GRADED DEDUCTION CONTRACTS. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses CAC makes deductions from Purchase Payments as follows:

     - 5% (5.26% of the net amount invested) on the first $10,000 of Purchase Payments for each participant;

     - 4% (4.17% of the net amount invested) on the next $10,000 of Purchase Payments for each participant; and

     - 2.5% (2.57% of the net amount invested) on all Purchase Payments for each participant in excess of $20,000.

     Total Purchase Payments for each participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to CAC.

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year's cost of administration. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2000, CAC will assess this charge at an annual rate of $30 per participant.

     Neither the sales charge nor the administrative charge covers the expenses covered by the service fee charged under the Investment Advisory Agreement.

     In the event Purchase Payments are made on behalf of a participant who is in the accumulation period for a partial year, the administrative charge is prorated on a monthly basis. For example, if the annual charge for a calendar year is $30 and the participant is covered under the Contract prior to the beginning of annuity payments for only eight months of that year, his administrative charge would be $20.

     If no Purchase Payments are received on behalf of a participant during a calendar year, the deduction from the participant's account for that year will be 50% of the administrative charge which would otherwise be made. For example, if the annual charge for a calendar year is $30 and the participant is in the accumulation period during the entire calendar year but no Purchase Payments are received on behalf of the participant during the year, his administrative charge would be 50% of $30 or $15.

SALES AND ADMINISTRATIVE CHARGES--HR-10 PLANS

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, each Purchase Payment received by CAC under an HR-10 Plan Contract is, after deduction of a percentage charge, credited to Separate Account (B). The charge ranges from 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses. This charge does not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that, except for this charge and the charges described below, no further deductions will be made for sales and administrative expenses. While CAC intends that this charge merely cover such expenses, if any part of this charge is not needed to cover such expenses, such part accrues as a profit to CAC. Conversely, if such expenses exceed this charge, a loss to CAC results. The exact level of this charge will vary from Contract to Contract, depending on the volume of Purchase Payments expected, the extent of administrative services to be performed by CAC and the applicable commission expenses. The Contractholder, before entering into a Contract, and each self-employed or other person subject to the Contract, before agreeing to make Purchase Payments thereunder, will be given a separate written statement showing the percentage amount of such charge.

     If the Contract so provides, CAC may make additional fixed dollar charges per participant for the maintenance of individual accounting records. These charges will not exceed $20 for each entry into the plan relating to such Contract, $10 per year per participant thereafter, and $10 at each withdrawal. The initial charge levels anticipated by CAC will be furnished at the time that application for the Contract is under consideration, and the charges provided for will be based upon CAC's good faith estimate of the cost to it for the maintenance of individual accounting records. At the present time, there are no Contracts in force under which fixed dollar charges per participant are made.

     No increase in the percentage charge for sales and administrative expense, or in any charge per participant, may be made during the first five Contract years. After the first five Contract years, the portion of such charges intended to cover administrative expenses may be changed on the basis of CAC's expenses.

INVESTMENT ADVISORY CHARGES

     CAC makes quarterly withdrawals from Separate Account (B) as follows:

     - at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and

     - at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing certain expenses of Separate Account (B). Such expenses are different from those covered by the Administrative Service Agreement.

                DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS

GENERAL

     The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. CAC seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there can be no assurance that this objective will be attained.

     The Contracts involve investment risk, including possible loss of principal. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of CAC to anticipate changes in such investments necessary to meet changes in economic conditions. There can be no assurance that the value of a participant's individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf. The Contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the Contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other governmental agency.

     The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of Separate Account (B). The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in CAC's expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.

     The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest rate and a specified monthly annuity payment. Under a variable annuity, the participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.

     In assuming the mortality risk, CAC is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, CAC is taking the chance that the expense margins deducted by CAC may not prove sufficient to cover the actual sales and administrative costs and contingency requirements. In either case, if an error in estimation is against CAC, CAC's earnings will be reduced; if an error in estimation favors CAC, CAC's earnings will be increased.

SALES OF CONTRACTS

     The Contracts are offered by employees and licensed agents and brokers of CAC.

VOTING RIGHTS

     Participants have the right to vote at any annual meeting of participants upon the following matters:

          1. To elect Members of the Committee for Separate Account (B) (see "Management--The Committee").

          2. To approve or disapprove any new or amended agreement providing for investment services.

          3. To approve or disapprove any changes in the fundamental investment policies of Separate Account (B).

          4. To ratify or reject the Committee's selection of independent auditors for Separate Account (B).

     The Committee currently intends to hold annual meetings of participants for these purposes. However, there is no requirement under applicable law that Separate Account (B) hold regular annual meetings of participants and the Committee, in its discretion, may continue holding regular annual meetings of participants in the future. Meetings of participants are required by the 1940 Act in certain circumstances, including to approve any change in fundamental investment policies.

     The number of votes which a participant who is not retired may cast is equal to the number of Accumulation Units held by such participant under the particular Contract concerned, which represent interests in Separate Account
(B). The number of votes which a retired participant may cast is equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account
(B) for the annuity of that participant divided by the monetary value of an Accumulation Unit. As payments are made to a retired participant, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired participant may cast will decrease.

     The determination of the number of votes to be cast will be made as of a date within 60 days prior to the annual meeting of the participants. The participants will receive at least 20 days' prior written notice of such meeting and of the number of votes to which they are entitled. A participant will be entitled to vote only if he is a participant on the foregoing record date and on the date of the meeting.

ASSIGNMENT

     The interest of any participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to CAC.

MODIFICATION OR TERMINATION OF THE CONTRACT

     Each Contract provides that it may be modified or amended in any respect by agreement between CAC and the Contractholder, without the consent of any participant. However, no such modification or amendment may affect retired participants in any manner, nor may any guarantees previously extended to active participants be impaired. CAC may also modify or amend any Contract, without your consent or the consent of any participant, in order to conform to applicable law or to changes in the operation of Separate Account (B) which have been approved by vote of the participants or by the Committee.

     A Contractholder may elect to terminate a Contract at any time by due notice to CAC. An HR-10 Plan Contractholder has an option to transfer funds to a new funding medium (for example to a fixed annuity contract). If an HR-10 Plan Contract is terminated without transfer of funds to a new funding medium or if a 403(b) Plan Contract is terminated, the rights of the participants are the same as on termination of employment or other withdrawal. When a participant begins to receive annuity payments, his rights are fixed and are not affected by any Contract termination.

CONTRACTHOLDER INQUIRIES

     All inquiries by Contractholders, Employers or participants should be made in writing or by telephone to:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001

PURCHASE PAYMENTS AND ACCUMULATIONS

     The minimum Purchase Payment on Contracts for 403(b) Plans is $10, which may be made at any time on behalf of any participant.

     There is no minimum Purchase Payment on Contracts for HR-10 Plans. The HR-10 Plan Contracts permit a variety of payment schedules. A retirement plan for the self-employed may provide for a fixed percentage of compensation to be paid by all Employers who are participating, and additional payments to be made by them on behalf of any of their employees who may also be eligible. If the plan incorporates a provision for employee payments, these would normally be deducted regularly from their compensation during the year, and remitted directly to CAC as collected.

ALLOCATION OF PURCHASE PAYMENTS--HR-10 PLANS

     HR-10 Plans adopted by an Employer may provide for other investments in addition to the Contracts. For example, these plans may also provide for purchase of life insurance or fixed annuities. The terms of the plan adopted will set forth the method of allocation of Purchase Payments between the Contracts and other applications. There may be different allocations among the participants under a plan. Reallocation of prior Purchase Payments between the Contracts and insurance or fixed annuity contracts will be permitted prior to retirement only with the consent of CAC. If the plan so provides, a participant may upon retirement change the proportion of annuity to be paid on a fixed or variable basis.

ACCUMULATION PERIOD

     During the period before annuity payments begin, when a Purchase Payment is received on behalf of a participant, a sales and administrative charge is deducted. The balance of the Purchase Payment is credited to the participant's account in the form of Accumulation Units. The number of Accumulation Units credited for a participant is determined by dividing the amount credited to his account by the value of an Accumulation Unit next computed after receipt of the Purchase Payment at the principal office of CAC, CNA Plaza, Chicago, Illinois 60685. The credit to the participant's account occurs concurrently with such determination.

VALUE OF AN ACCUMULATION UNIT

     During the accumulation period, the value of a participant's account varies with the performance of the investments of Separate Account (B), and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the participant.

     Accumulation Units are valued as of 3:00 P.M., Central Time, on each day on which the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the portfolio securities of Separate Account (B) that the current net asset value of Accumulation Units might be materially affected by changes in the value of such portfolio securities, with each day of valuation being referred to as a Valuation Date.

     The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of Separate Account (B) at the close of business on that day by the number of Accumulation Units outstanding. Receipt of investment income or realization of capital gains by Separate Account (B) will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments, and decreased only through withdrawals. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value on the next Valuation Date.

     The net asset value of Separate Account (B) is the market value of all securities and other assets, less liabilities of Separate Account (B), including accrued investment advisory fees and other service fees. We determine the net asset value of Separate Account (B) by valuing:

     - portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded;

     - other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price;

     - other over-the-counter market securities not quoted in the Nasdaq National Market on the basis of the bid price of over-the-counter market quotations, if available; and

     - all other securities and other assets at a fair value determined in good faith by the Committee.

     Under current federal laws, no federal income tax is payable on income or capital gains of Separate Account (B). In the event any income taxes are imposed, they will be deducted in determining the net asset value of Separate Account (B). Deductions are also made by CAC for investment advisory services and other services at such prorated percentages as are equivalent to an aggregate of 0.83% per annum of the average daily net asset value of Separate Account (B), under CAC's Investment Advisory Agreement with Separate Account
(B).

     The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a participant's account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.

WITHDRAWALS

     Subject to the limitations described in "Benefits on Death or Withdrawal--HR-10 Plans", an HR-10 Plan Contractholder may withdraw from CAC, in one lump sum on any Valuation Date, part or all of his or her interest in the Contract, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract before your withdrawal. In general, any distribution from an HR-10 Plan made prior to age 59 1/2 (other than on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the employee attains age 55, or a withdrawal which is part of a series of annual or more frequent annuity payments made after separation from service and over the participant's life or the joint lives of the Participants and his or her beneficiary, or if the withdrawal is made for certain medical expenses within the deductible limits under the Internal Revenue Codes or if it is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) is subject to an additional 10% tax, under the Internal Revenue Code.

     A participant may elect, by written notice to CAC, to withdraw all or a portion of his individual account, other than certain amounts attributable to a salary reduction agreement, prior to beginning annuity payments. However, effective January 1, 1997, under the Joint Retirement Board Contract, a participant must receive written consent from the Joint Retirement Board prior to providing written direction to CAC. CAC will redeem Accumulation Units from participants, without any charge, at the net asset value per Accumulation Unit next to be determined after receipt of a signed written request to the office of CAC. However, withdrawals prior to age 59 1/2 (except for the exceptions stated in the above paragraph) are generally subject to an additional 10% tax. Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on salary reduction contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability or hardship. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by CAC within seven days after receipt of a written redemption request by CAC at the address set forth above under "Description of Group Variable Annuity Contracts--Contractholder Inquiries". Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see "Federal Taxes--Federal Tax Treatment of Participants".

                                   ANNUITIES

ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY--403(b) PLANS

     A participant selects, in accordance with the Contract, a retirement date and annuity option. CAC currently charges a $250 fee for the purchase of a fixed rate annuity. CAC reserves the right to change this charge at any time. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to begin. Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2 or, if later and the participant was not a sole proprietor or Five Percent Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997--consult your tax advisor). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract participants have three annuity forms; graded deduction Contract participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the participant.

ANNUITY OPTIONS--403(b) PLANS

     The following annuity options are available under 403(b) Plans offered by Separate Account (B):

     - OPTION 1--LIFE WITHOUT REFUND. Monthly payments for the life of the participant only.

     - OPTION 2--LIFE TEN YEARS CERTAIN. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. This option is considered by CAC to be the "normal form". Unless the Plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

     - OPTION 3--JOINT AND SURVIVOR. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     - OPTION 4--LIFE FIVE YEARS CERTAIN. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from the commencement of payments. This option may only be selected by participants under the graded deduction Contract.

     Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, it will be paid in a lump sum.

     No option may be elected which has a period certain longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's contingent annuitant, calculated, based on such persons' attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury, and additional rules apply in determining the minimum amount which must be distributed each year.

     If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA as the automatic form of payment, then unless the participant waives such form and his spouse consents, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.

     If Option 1 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

     Other options are available with the consent of CAC. Information on such options will be furnished upon written request to CAC.

RETIREMENT OF PARTICIPANT--HR-10 PLANS

     Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2, or, if later and the participant so elects, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to 5% Owners and distributions made in plan years beginning before January 1, 1997. Consult your tax advisor).

     The HR-10 Plan Contract is flexible in allowing retirement on the first day of any month as elected by the participant and specified in the plan. The only requirements are that the initial monthly annuity payment must be at least equal to a minimum amount established by CAC from time to time, and that the participant must submit certain information to establish proof of his date of birth. If the annuity would be less than the minimum, it may be paid as a fixed-value income, or in a lump sum.

ANNUITY OPTIONS--HR-10 PLANS

     The form of annuity payable to retired participants of a particular organization depends on the terms and provisions of the plan adopted by that organization. Annuity options normally available under the Contract, if the plan so provides, will include the following listed below, provided that the option selected must produce an initial monthly annuity payment in the amount of at least $25. CAC currently charges $250 for the purchase of a fixed rate annuity. CAC reserves the right to change this charge. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

     The following annuity options are available under HR-10 Plans offered by Separate Account (B):

     - OPTION 1--LIFE TEN YEARS CERTAIN. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments will be discounted at the reserve interest rate, and paid to the beneficiary in a single sum. This option is considered by CAC to be the "normal form." Unless the plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

     - OPTION 2--LIFE FIVE YEARS CERTAIN. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but only extending for five years from retirement.

     - OPTION 3--LIFE WITHOUT REFUND. Monthly payments for the life of the participant only.

     - OPTION 4--JOINT AND SURVIVOR. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     - OPTION 5--FIXED INSTALLMENTS. Level monthly payments of a stipulated dollar amount, payable until the sum applied is exhausted. The period for which payments are made will vary depending upon the investment results of the Account.

     - OPTION 6--FIXED PERIOD. Variable monthly payments payable over a predesignated period of years, from one to twenty.

     In the case of options with a fixed period, the beneficiary may, in lieu of a lump sum settlement, elect to have the remaining installments continued on a monthly basis. This election is available only if the beneficiary is a natural person.

     No option may be elected which has a certain period longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's beneficiary calculated based on such persons' attained ages in the years in which payments are required to begin, using the mortality table prescribed for such purpose by the Secretary of the Treasury. Additional special rules apply in determining the minimum amount which is required to be distributed each year. Life expectancies of the participant and the participant's spouse will be redetermined annually unless the plan provides otherwise.

     If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA then, unless the participant waives such automatic form of payment with the consent of the participant's spouse, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, with respect to a defined benefit plan, which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant and, with respect to a defined contribution plan, is the annuity which can be purchased with the participant's individual account balance. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above.

     If Option 3 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 4 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

                                ANNUITY PAYMENTS

DETERMINATION OF AMOUNT OF THE FIRST MONTHLY VARIABLE ANNUITY PAYMENT

     As of the date annuity payments are to begin, the value of a participant's account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next working day if the 15th falls on a Saturday, Sunday or holiday) by the number of Accumulation Units credited to the participant's account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the participant's annuity. Such premium taxes range from 0 to 3%. Regardless of the date on which premium taxes are deducted from the accounts of participants, such taxes are remitted by CAC to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon CAC's ownership of properties or investments located therein (none of which are assets of Separate Account (B)). In the event that CAC is able to avail itself of such credits, the resulting saving is not passed on to participants from whose accounts premium taxes have been deducted.

     Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the participant and the sex and age on the nearest birthday of the participant. The tables are based on the 1951 Group Annuity Table projected 14 years with projection scale C and with interest at the assumed investment rate of 3 1/2%. Participants under the graded deduction Contract--403(b) Plan may also elect an optional rate of 3%, 4%, 4 1/2% or 5%. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the participant's individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.

DETERMINATION OF THE VALUE OF AN ANNUITY UNIT AND AMOUNT OF SECOND AND SUBSEQUENT MONTHLY VARIABLE ANNUITY PAYMENTS

     The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.

     On each Valuation Date, a net investment factor is determined from the investment performance of the assets of Separate Account (B) during the period since the last Valuation Date. Such factor is equal

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

to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

     The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

     The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.

EXAMPLES

     The computation of the amounts payable under a variable annuity may be illustrated by the following two examples, using unisex annuity tables. In each case, assume a participant retired on January 1, 2000 at age 65. The participant had on the date of retirement 15,000 Accumulation Units. The monetary value of an Accumulation Unit as of December 15, 1999 was $26.988159. The total value of the participant's account was therefore $404,072.39.

          - 403(b) PLAN CONTRACT. Assume the participant selected Option 2--Life Ten Years Certain. See "Annuities--Annuity Options--403(b) Plans". Both graded deduction and level deduction 403(b) Plan Contracts provide an annuity rate of $6.34 for a participant age 65, where Option 2 has been selected. The total value of the account $404,072.39, was therefore divided by $1,000 and multiplied by the annuity rate of $6.34 to obtain the initial monthly payment, $2,561.82. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $8.705090. This was divided into $2,561.82 to obtain the quantity 294.289892 the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made on February 1, 2000, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $9.524137. The dollar amount of the second payment would have been times 294.289892 or $2,802.86. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

          - HR-10 PLAN CONTRACT. Assume the participant selected Option 1--Life Ten Years Certain. The HR-10 Plan Contract provides an annuity rate of $6.34 for a participant age 65, where Option 1 has been selected. The total value of the account, $404,072.39, was therefore divided by $1,000 and multiplied by the annuity rate of to obtain the initial monthly payment, $2,561.82. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $8.705090. This was divided into $2,561.82 to obtain the quantity 294.289892, the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made on February 1, 2000, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $9.524137. The dollar amount of the second payment would have been 294.289892 times $9.524137 or $2,802.86. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

ASSUMED INVESTMENT RATE

     The examples are based upon a assumed investment rate of 3 1/2%. Under the 403(b) Plan graded deduction Contract, the participant has the option to choose an assumed investment rate of 3%, 3 1/2%, 4%, 4 1/2% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to begin. If an assumed investment rate is not selected, then a 3 1/2% rate will be applied. CAC, in special cases, may stipulate variable annuity premiums and reserves on assumed investment rates other than 3 1/2% for HR-10 Plan Contracts. Each special Contract of this character would have different monetary values for Annuity Units.

     A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate.

                        BENEFITS ON DEATH OR WITHDRAWAL

403(b) PLANS

     Upon termination of Purchase Payments on his behalf, a participant under a 403(b) Plan will have the following options, subject to the conditions in the
Contract:

     - The participant may elect to have his individual account applied to provide annuity payments beginning immediately under the selected annuity option.

     - The participant may surrender his individual account and receive the value of the account. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at the principal office of CAC, CNA Plaza, Chicago, Illinois 60685. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.

     - The participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or, if he is not a Five Percent Owner with respect to the year he or she reaches age 70 1/2, the year in which he retires) and the account will continue to participate in the investment results of Separate Account (B). At his required beginning date, the participant must take an annuity or surrender his account and receive its value.

     - If the individual participant moves to another employer which has similar group annuity contract in force with CAC, his individual account may be transferred to the other group annuity contract.

     Federal income taxes may be withheld from the taxable portion of any amount distributed.

     On the death of a participant prior to retirement, the value of his individual account will be paid to his beneficiary in a single sum; or, if the beneficiary is the participant's surviving spouse, it may be left in Separate Account (B) until the date the participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis, providing the initial monthly annuity payment is at least $25 in amount. The participant's entire interest must, however, be distributed by the end of the year that contains the fifth anniversary of his death unless the beneficiary is his spouse or if the beneficiary takes the benefit in the form of a lifetime annuity that begins by the end of the year that contains the first anniversary of the participant's death. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate; however, the participant's spouse may be eligible to elect to defer taxation on such death benefit to the extent the spouse directs a rollover to an individual retirement plan or makes a "tax-free" rollover contribution of such death benefit (including the amount of taxes withheld on such benefit) within sixty days after receipt thereof to an individual retirement plan.

HR-10 PLANS

     Under all plans except certain profit sharing plans, death benefits in the form of a survivor annuity will generally be paid to the surviving spouse of a vested or partially vested participant if the participant was married for at least one year as of the date of his death (or less if the HR-10 Plan so provides), unless the participant waives such a spousal annuity and his spouse consents. The monthly amount of the spousal annuity will be the amount the surviving spouse would have received under a qualified joint and survivor annuity as defined in ERISA if the participant had retired on the day before his death (or, in the case of a participant who dies before he became eligible to retire, the amount the surviving spouse would have received under such an annuity if the participant had survived to the earliest retirement age under the plan, retired, and died the day after such retirement). Under certain defined contribution plans, the monthly amount of the spousal annuity is the amount that would be provided under an annuity purchased with 50% of the participant's individual account under the Contract. Under certain profit sharing plans, the surviving spouse to whom a participant was married for at least one year on the date of his death (or less if the HR-10 Plan so provides) will receive the entire value of the participant's individual account under the Contract unless the surviving spouse consents to another named beneficiary.

     For participants who are unmarried or who were married less than a year (or other applicable period under the HR-10 Plan) when they died, and for other participants whose spouses consent to an alternative form of distribution or to another named beneficiary, in the event of the death of a participant prior to retirement, the beneficiary currently designated by the participant will be entitled to the entire value of his individual account under the Contract. The monetary value of his account will be determined at the Valuation Date next following the date the notice of death is received at the principal office of CAC, CNA Plaza, Chicago, Illinois 60685. Payments upon death or withdrawal may be more or less than the total of the original purchase payments.

     If permitted by the plan, the beneficiary may elect to have the value applied to provide a variable income to the beneficiary under rates set forth in the Contract.

     On the withdrawal of a participant from the plan prior to retirement due to a termination of employment or to a termination of the plan itself, the following options are available:

     (a) A participant may, regardless of age, have his individual account applied to provide a variable annuity option under the Contract, subject to the minimums set forth therein and to the requirement that the participant's spouse, if any, must consent in writing to the distribution.

     (b) A participant may, regardless of age, surrender his individual account and receive the value of the account computed as of the Valuation Date next after the date the request for surrender is received by CAC, subject to spousal consent as described in subparagraph (a) above if required under the Plan.

     (c) A participant may, if his interest in Separate Account (B) on the date of withdrawal is at least $2,000, allow his individual account to remain in force under the Contract, and his individual account will continue to participate in the investment results of Separate Account
         (B).

     On subsequent retirement, such participant may, regardless of age, begin to receive annuity payments under the option selected. At any time in the interim, such participant may instead surrender his individual account in accordance with
(b) above.

     In lieu of the above options, and if permitted under the plan, any participant may elect to have his individual account transferred to a fixed annuity contract, whereupon options similar to those above will apply. There may be a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal with respect to a lump sum withdrawal of part or all of the interest of a Contractholder in a Contract.

                                 FEDERAL TAXES

FEDERAL TAX TREATMENT OF PARTICIPANTS

     403(b) PLANS. Amounts representing contractually permitted Purchase Payments under 403(b) Plans made on behalf of participants are not recognizable as taxable income to participants at the time they are made. However, Purchase Payments made pursuant to salary reduction agreements will be subject to Social Security ("FICA") taxes and Federal Unemployment Compensation ("FUTA") taxes. Increases in the value of a participant's individual account are not taxable to the participant until payments are received by him. Any Purchase Payments in excess of applicable limitations under the Internal Revenue Code are includable in income for the year in which they are made.

     All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing Purchase Payments on behalf of a participant and the participant's pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the participant's Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such participant which are a part of his or her taxable income in the year in which such payments are made; i.e., those which are not deductible. In general, the participant's Investment in the Contract is divided by the expected number of payments to be made under the Contract. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The participant may not recover tax-free more than his Investment in the Contract. Thus, if a participant's payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a participant dies before recovering his Investment in the Contract, his estate is entitled to a deduction in the participant's last taxable year for the unrecovered amount.

     The rules for determining the Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the participant's death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary following the death of the participant.

     Should the participant elect to receive his termination value in a lump sum in lieu of annuity payments, the amount received in excess of his Investment in the Contract will be taxed as ordinary income in the year received. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, the participant or his surviving spouse will defer taxation to the extent he or she (1) has such distribution paid directly to an individual retirement plan or another tax-sheltered annuity which accepts such rollovers or (2) makes a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of the distribution to an individual retirement plan or another tax sheltered annuity. (No direct or indirect rollover is permitted to a qualified pension or profit sharing plan and a direct rollover may not be permitted if the amount of the distribution is less than $200). All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code and hardship distributions.

     LIMITS ON CONTRIBUTIONS. The maximum deduction for Employer contributions made to a qualified defined contribution plan is limited to 25% of compensation (15% of compensation in the case of a stock bonus or profit sharing plan). The Employer is required to pay a 10% excise tax on nondeductible contributions, subject to certain limitations. This excise tax does not apply to tax-exempt Employers except with respect to unrelated business income tax. However, in general, the sum of Purchase Payments by the Employer, forfeitures of other plan participants, salary reduction contributions or elective deferrals, if any, and an employee's voluntary nondeductible contributions may not exceed the lesser of 25% of compensation or $30,000 for any year. For certain 403(b) Plans, these limitations may be modified at the election of the participant in the 403(b) Plan. In addition, contributions to 403(b) plans are subject to an "exclusion allowance" imposed by Section 403(b) of the Internal Revenue Code. Generally, the exclusion allowance limits the amount that can be excluded from a participant's income each year to 20% of the participant's compensation multiplied by the Participant's years of service with the employer, minus amounts previously contributed by or on behalf of the Participant under the 403(b) plan and other employer -- sponsored retirement plans, to the extent excluded from the Participant's income.

     For HR-10 Plans, nondeductible voluntary Purchase Payments are permitted to be made by participants if the plan so provides, but only where such privilege is extended to all participants. Nondeductible voluntary Purchase Payments may be made, but are subject to certain nondiscrimination requirements and plan limits which vary from plan to plan. Additionally, elective deferrals may be made, if permitted by the plan, in an annual amount of up to $10,500. For 403(b) Plans, the annual limit on salary reduction contributions is $10,500. These contributions are subject to certain non-discrimination rules.

     HR-10 PLANS. For a self-employed individual, compensation may generally be defined as earned income, determined after the plan contribution. Only the first $170,000 of a person's compensation ($275,000 for certain participants in plans maintained by state or local governments that are amended to reflect the compensation limitation applicable to all other participants) may be taken into account. Plans may specify that Purchase Payments be made at a rate less than 25%, and profit sharing plans may provide for the rate of contribution to be established (as described below) each year. If the plan is a top heavy plan (as described below), generally an annual purchase payment of 3% of compensation must be made for all non-key employees.

     The maximum deduction for Purchase Payments to a defined benefit plan is determined annually by an actuary, subject to minimum funding standards established by the Internal Revenue Code. Generally, no Purchase Payments may be made to fund a normal retirement benefit in excess of 100% of compensation or, if less, $135,000 per year for an individual beginning at his Social Security retirement age. If it is a top heavy defined benefit plan, certain minimum benefits must be provided for non-key employees. The $135,000 per year limit is prorated if the individual has less than ten years of participation in the plan and is reduced actuarially if benefits begin before Social Security retirement age.

     Special rules apply to all plans (corporate or self-employed) which primarily benefit the Employer's key employees ("top heavy plans"). A plan is a top heavy plan (1) if it is a defined contribution plan and the value of the aggregate accounts of key employees is more than 60 percent of all the value of the aggregate accounts under the plan for all employees, or (2) if it is a defined benefit plan and the present value of the cumulative accrued benefits under the plan for key employees is more than 60 percent of the present value of the cumulative accrued benefits under the plan for all employees. All plans of an Employer in which a key employee is a participant and all plans required to be aggregated to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code must be aggregated in determining whether a plan is top heavy. If the aggregation group, taken as a whole, is top heavy, then each plan in the group is a top heavy plan. Any other tax qualified plans of the Employer that meet certain rules may, but need not be, so aggregated. In general, an employee is considered a key employee if he is (or was in any of the 4 preceding years) (1) an officer of the Employer with annual compensation of more than $67,500, (2) one of the 10 employees with annual compensation of more than $30,000 who owns the largest interests in the Employer, (3) a 5% owner, or
(4) an owner of 1 percent or more of the stock, profits or capital of the Employer which owner has annual compensation of more than $150,000.


     For limitation years beginning prior to January 1, 2000, if an Employer maintains a defined contribution plan and a defined benefit plan, there are aggregate limitations on the benefits and contributions that may be provided under the combination of plans. The limitations are more restrictive for top heavy plans and are most restrictive for super top heavy plans (that is, defined contribution plans where more than 90% of aggregate account balances are for key employees and defined benefit plans where more than 90% of the cumulative accrued benefits are for key employees).


     DISTRIBUTIONS--HR-10 PLANS. Similar treatment is accorded to self-employed individuals and common-law employees with respect to distributions from a plan. A distribution is taxable except to the extent it consists of employee non-deductible contributions which are received tax-free. (Distributions are deemed to consist proportionally of tax-free and taxable amounts, unless CAC has a separate record of amounts attributable to pre-1987 non-deductible employee contributions, in which case those amounts are deemed distributed first. For participants who were age 50 by January 1, 1986, an election may be made to preserve the federal income tax treatment of lump sum distributions in effect prior to 1987, i.e., ten-year forward income averaging (using 1986 tax rates) and any portion of the distribution attributable to pre-1974 participation is taxable as long term capital gain at a 20% rate. Generally, a lump sum distribution is a distribution in a single taxable year after attainment of age 59 1/2, or on account of death, or because of disability of a self-employed individual or separation of a common-law employee from the service of the Employer. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, a participant or his or her surviving spouse may be eligible to defer taxation on such distribution to the extent he or she (1) has such distribution paid directly to an individual retirement plan or another qualified plan which accepts such rollovers or (2) makes a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of such distribution to an individual retirement arrangement or to another qualified plan. A direct rollover may not be permitted if the amount of the distribution is less than $200. All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, and certain hardship distributions from a 401(k) plan.



     DISTRIBUTIONS--403(B) AND HR-10 PLANS. Distributions made to any participant in an HR-10 Plan or 403(b) Plan prior to attainment of age 59 1/2 (unless the distribution is made on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the participant attains age 55, certain medical expenses within the deductible limits of the Internal Revenue Code, or as part of a series of annual or more frequent annuity payments made after separation from service and at least over the participant's life, or if the distribution is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) will generally be subject to a 10% tax in addition to the otherwise applicable federal income tax. There is also a 50% excise tax on the amount by which a distribution is less than the required minimum distribution.


     The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is mandatory income tax withholding of 20% of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another qualifying plan; if such distribution is paid in a direct rollover to another qualifying plan, there is no income tax withholding obligation. Federal income taxes will be withheld from the taxable portion of any distribution that is not an Eligible Rollover Distribution, unless the participants elects not to have amounts withheld. Additional withholding will not be made for the 10% additional tax on premature distributions; however the recipient may be responsible for paying estimated taxes.

FEDERAL TAX STATUS OF SEPARATE ACCOUNT (B)

     Separate Account (B) is not qualified as a "regulated investment company" under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

     Both investment income and realized capital gains are accumulated and reinvested.

     The investment results credited to a participant's account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant's benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

EMPLOYEE RETIREMENT INCOME SECURITY ACT

     ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) and 401 of the Internal Revenue Code, including those offered hereunder. Employers and Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions on certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder or Employer to civil and criminal sanctions.

     Certain modifications in the Contracts described in this prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by CAC in accordance with provisions in the Contracts which permit CAC to amend the Contracts to conform to applicable law. Contractholders and, in the case of HR-10 Plans, Employers will be informed of any such modifications.

     As set forth in this prospectus, the HR-10 Plan Contracts described herein are offered solely in connection with certain retirement plans which are qualified under Section 401 of the Internal Revenue Code. These plans include not only individually designed plans of various employers or associations of employers but also certain plans which are generally described as master or prototype plans. In general, master or prototype plans are plans sponsored by an organization such as an insurance company or trade association. The sponsoring organization obtains a master or prototype plan opinion letter from the Internal Revenue Service which indicates that the form of the plan meets the requirements of Section 401 of the Internal Revenue Code. Once the sponsoring organization has obtained a master or prototype plan opinion letter, Employers may, in certain cases, adopt the master or prototype plan form as their own tax-qualified plan with the benefit of a prior Internal Revenue Service approval of the master or prototype plan form. Prototype plans sponsored by CAC have been adopted by some Employers.

     This prospectus does not furnish detailed information concerning the requirements of ERISA or the Internal Revenue Code, and those requirements may vary depending upon the particular circumstances regarding each Employer and each Contractholder. Also, the foregoing descriptions under "Federal Tax Treatment of Participants" apply under federal income tax laws in effect on April 30, 2000, and the federal tax treatment of Participants may change. It is therefore recommended that Employers, Contractholders and potential Purchasers consult with counsel or other competent advisers regarding the impact of ERISA and the Internal Revenue Code.

                                 LEGAL MATTERS

     Separate Account (B) is not involved in any pending legal proceedings. CAC is involved in litigation arising in the ordinary course of its business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of CAC, such litigation will not materially adversely affect the business or financial position of CAC or Separate Account (B) or the ability of CAC to perform its obligations under the Investment Advisory Agreement.

     Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Group Vice President and Deputy General Counsel of CAC.

                            REPORTS TO PARTICIPANTS

     Semi-annually, CAC will provide a financial report to each participant covering the most recent six months or calendar year, as applicable. These reports will include general information on Separate Account (B), including a schedule of its investments in securities as of the close of the applicable period. Also provided will be a statement of the participants' equity in Separate Account (B), showing the changes therein for the period reported on Reports issued as of the close of a calendar year will contain financial statements which have been audited by Separate Account (B)'s independent auditors.

                              FINANCIAL STATEMENTS

     The following financial statements of Separate Account (B), the notes thereto and the Independent Auditors' Report with respect thereto are incorporated into the Statement of Additional Information by this reference from Separate Account (B)'s 1999 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 1999 Annual Report to Participants may be obtained, at no charge, by contacting in writing or by telephone:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the 1999 Annual Report to Participants and other information about Separate Account (B).

     Financial statements of CAC, the notes thereto and the Independent Auditors' Report with respect thereto are set forth on the Statement of Additional Information. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

                          INDEPENDENT AUDITORS' REPORT

The Committee Members
  and Participants of
  Continental Assurance Company
  Separate Account (B)


     We have audited the financial statements of Continental Assurance Company Separate Account (B) (a separate account of Continental Assurance Company, a wholly-owned subsidiary of Continental Casualty Company, which is a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1999 and for the year ended December 31, 1999 (two years ended December 31, 1999 for the statement of changes in participants' equity), and the related schedule of investments as of December 31, 1999, and have issued our report dated February 18, 2000; such financial statements, schedule and report are included in the 1999 Continental Assurance Company Separate Account (B) Report to Participants and are incorporated herein by reference. Our audits also included the financial highlights for each of the ten years in the period ended December 31, 1999 presented herein on page 12. This information is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial information, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                            DELOITTE & TOUCHE LLP

Chicago, Illinois

February 18, 2000

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                             --------
Glossary....................................................     43
Management of Separate Account (B)..........................      3
Code of Ethics..............................................      4
Investment Advisory Services................................      5
Securities Custodian........................................      6
Independent Auditors........................................      6
Brokerage Allocations.......................................      7
Calculation of Performance Data.............................      7
Underwriting................................................      8
Financial Statements........................................      8

                                    GLOSSARY

     We have capitalized some of the terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit: an accounting unit used to measure the value of a Participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

Administrative Service Agreement:  an agreement between CAC and Separate Account
(B) under which CAC provides certain administrative services for Separate Account (B).

Annuitant:  the person on whose life annuity payments are based.

Annuity: a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.

Annuity Unit: an accounting unit used to calculate the amount of annuity payments.

CAC:  Continental Assurance Company.

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five-member board in which the supervision of Separate Account (B) is vested.

Contract:  a group variable annuity contract described by this prospectus.

Contractholder: the entity to which the Contract is issued, usually the employer for 403(b) Plans, and either (a) the Trustee of a trust for the benefit of self-employed individuals and their employees, or (b) an association of self-employed individuals for HR-10 Plans. References in this prospectus to "you" or "your" refer to Contractholders.

Eligible Rollover Distribution: distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan or a HR-10 Plan.

Employer: as used in HR-10 Plan Contracts, a sole proprietor or a partnership which has adopted or joined, or which proposes to adopt or join, a plan, master plan, or master plan and trust which includes participants who are self-employed persons and which qualifies under Section 401 of the Internal Revenue Code.

ERISA:  the Employee Retirement Income Security Act of 1974, as amended.

Excludable Amount: as used in HR-10 Plan Contracts, an amount excludable from gross income under the provisions of the Internal Revenue Code.

Five Percent Owner or 5% Owner: a person who owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules) (a) more than 5% of the outstanding stock of an Employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the Employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the Employer.

Fixed Annuity: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of Separate Account (B).

403(b) Plan: a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

HR-10 Plan: a plan offered for use by certain self-employed individuals and their employees which qualifies under Section 401 of the Internal Revenue Code.

Internal Revenue Code:  the Internal Revenue Code of 1986, as amended.

Investment Advisory Agreement:  an agreement between CAC and Separate Account
(B) under which CAC acts as the investment adviser to Separate Account (B).

Investment in the Contract: as used in HR-10 Plan Contracts, the investment in the Contract, as defined in Section 72 of the Internal Revenue Code.

Net Purchase Payment: the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.

1940 Act:  the Investment Company Act of 1940, as amended.

Participant: a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.

Purchase Payments:  amounts paid to CAC by or for a Participant.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC in an account which does not contain the investment experience of other assets or liabilities of CAC.

Valuation Date:  a date on which CAC determines the value of Separate Account
(B).

Variable Annuity: an annuity providing for payments varying in amount according to the investment experience of Separate Account (B).

                                     B logo

                     Group
                     Variable
                     Annuity
                     Contracts
                     PROSPECTUS


                     Dated: May 1, 2000


                              CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

              CNA LOGO
              FOR ALL THE COMMITMENTS YOU MAKE(R)

              Z57-835LL

STATEMENT OF
ADDITIONAL
INFORMATION

GROUP
VARIABLE                                                                [B LOGO]
ANNUITY
CONTRACTS


     This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B) ("Separate Account (B)"), which is a separate account created by Continental Assurance Company ("CAC"), and certain Group Variable Annuity Contracts sold by CAC. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Separate Account (B), dated May 1, 2000.


     For a free copy of the Prospectus, please call or write us at:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001

     In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus and other information about Separate Account (B).

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

                               DATED: MAY 1, 2000

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. NEITHER CONTINENTAL ASSURANCE COMPANY OR SEPARATE ACCOUNT (B) HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFERS MAY BE MADE ONLY BY THE PROSPECTUS.
                               ------------------

                               TABLE OF CONTENTS


                                                               PAGE
                                                             --------
Glossary....................................................      2
Management of Separate Account (B)..........................      3
Code of Ethics..............................................      4
Investment Advisory Services................................      5
Securities Custodian........................................      6
Independent Auditors........................................      6
Brokerage Allocations.......................................      7
Calculation of Performance Data.............................      7
Underwriting................................................      8
Financial Statements........................................      8


                                    GLOSSARY

     The following terms have the indicated meanings when used in this Statement of Additional Information:

Accumulation Unit: an accounting unit used to measure the value of a participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

CAC:  Continental Assurance Company.

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five member board in which the supervision of Separate Account (B) is vested.

Contract: a group variable annuity contract described in this Statement of Additional Information.

Investment Advisory Agreement:  an agreement between CAC and Separate Account
(B) under which CAC acts as the investment adviser to Separate Account (B).

1940 Act:  the Investment Company Act of 1940, as amended.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC, the investment experience of which is kept separate from that of other assets of CAC.

Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of Separate Account (B).

                       MANAGEMENT OF SEPARATE ACCOUNT (B)

OFFICERS AND MEMBERS OF THE COMMITTEE

                                         POSITION(S)
                                     HELD WITH SEPARATE                     PRINCIPAL OCCUPATION(S)
      NAME AND ADDRESS        AGE        ACCOUNT (B)                        DURING PAST FIVE YEARS
      ----------------        ---    ------------------                     -----------------------
Richard W. Dubberke*........  62    Vice President,          Vice President of CAC and Casualty(1); Vice
  CNA Plaza                           Treasurer and          President, Treasurer and Director of CNA Income
  Chicago, Illinois 60685             Member of Committee    Shares, Inc. (closed-end investment company) ("CIS").
Richard T. Fox..............  62    Member of Committee      Independent Financial Consultant since October 1995;
  661 Sheridan Road                                          Chief Executive Officer of 21st Century Environmental
  Winnetka, Illinois 60093                                   Management, Inc. (environmental recycling company)
                                                             ("21EMI") from August 1994 to September 1995(2);
Marilou R. McGirr*..........  47    Chairman of Committee    Vice President of CAC and Casualty since January
  CNA Plaza                           and Member of          1997(1); Assistant Vice President of CAC and Casualty
  Chicago, Illinois 60685             Committee              from January 1995 to January 1997;
William W. Tongue...........  84    Member of Committee      Professor Emeritus of Economics and Finance,
  212 Shoreline Drive                                        University of Illinois at Chicago.
  Park Ridge, Illinois 60068
Peter J. Wrenn..............  64    Member of Committee      President of Hudson Technology, Inc. (tooling and
  915 Columbian Avenue                                       Manufacturing).
  Oak Park, Illinois 60302
Lynne Gugenheim*............  40    Secretary of             Group Vice President and Deputy General Counsel of
  CNA Plaza                         Committee                CAC and Casualty since March 2000(1). Vice President
  Chicago, Illinois 60685                                    and Associate General Counsel of CAC and Casualty
                                                             from January 1996 to March 2000. Secretary of CAC and
                                                             CIS since April 1995. From November 1994 to December
                                                             1995, Assistant Vice President and Assistant General
                                                             Counsel of CAC and Casualty.

---------------
 * An "interested person" (as defined in Section 2(a)(19) of the 1940 Act), by virtue of his or her employment with CAC.

 (1) CNA Financial, CNA Plaza, Chicago, Illinois 60685, owns all of the outstanding stock of Casualty, CNA Plaza, Chicago, Illinois 60685, which, in turns, owns all of the outstanding stock of CAC.

 (2) Prior to December 27, 1996, CLE, Inc., a wholly owned indirect subsidiary of Casualty, owned 63% of the non-voting preferred stock of 21EMI. On December 27, 1996, CLE, Inc. sold all of the 21EMI stock that it owned to a third party unaffiliated with Casualty. Since December 27, 1996, CLE, Inc. has had no interest in 21EMI.

     No Committee Member or officer receives any remuneration from Separate Account (B). CAC pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Ms. McGirr has received or will receive any such payments. During 1999, there was no reimbursement payable for expenses incurred by Committee Members.

     The payment of fees to Committee Members is one of the items of expense for which CAC receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of

Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B).

     The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 1999 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE

                                                    PENSION OR                            TOTAL COMPENSATION
                                  AGGREGATE     RETIREMENT BENEFITS      ESTIMATED        FROM FUND AND FUND
                                 COMPENSATION   ACCRUED AS PART OF    ANNUAL BENEFITS           COMPLEX
   NAME OF PERSON, POSITION       FROM FUND        FUND EXPENSES      UPON RETIREMENT      PAID TO DIRECTORS
   ------------------------      ------------   -------------------   ---------------     ------------------
Richard W. Dubberke,
  Committee Member*............     None           None                 None                 None
Richard T. Fox,
  Committee Member.............    $10,000         None                 None                $10,000
Marilou R. McGirr,
  Committee Member*............     None           None                 None                 None
William W. Tongue,
  Committee Member.............    $10,000         None                 None                $10,000
Peter J. Wrenn,
  Committee Member.............    $10,000         None                 None                $10,000

---------------
* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 23, 2000, no person was deemed to be in control of Separate Account (B) or was known by either CAC or Separate Account (B) to own of record or beneficially 5% or more of the Accumulation Units of the Separate Account. None of the officers or Members of the Committee of Separate Account (B) own any Accumulation Units of Separate Account (B).

                                 CODE OF ETHICS

     The Committee for Separate Account (B) has adopted a Code of Ethics relating to the personal investing activities of certain Committee members, officers and employees of Separate Account (B) and certain directors, officers, and employees of CAC, as the investment adviser for Separate Account (B) ("access persons"). The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are subject to restrictions on their right to purchase certain securities which may be purchased or held by Separate Account (B). In addition, access persons are required to report their personal securities transactions for monitoring purposes. A copy of the Code of Ethics is on file with the Securities and Exchange Commission (the "SEC") and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request made to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

                          INVESTMENT ADVISORY SERVICES

     All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, the home office of which is located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by CNA Financial, a Delaware corporation, CNA Plaza, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 86.5% of the outstanding voting securities of CNA Financial as of December 31, 1999. Laurence A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Officer and a director of CNA Financial and his brother, Preston R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews Corporation, owned, in the aggregate, approximately 33% of the outstanding common stock of Loews Corporation as of December 31, 1999. Therefore, they may be deemed to be parents of Loews Corporation, and thus of CNA Financial Corporation and CAC, within the meaning of the federal securities laws.

     Pursuant to the Investment Advisory Agreement, CAC makes quarterly withdrawals from Separate Account (B) at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing the following expenses of Separate Account (B): costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Accumulation Units in Separate Account (B); expenses related to printing and distributing prospectuses and statements of additional information to persons who, at the time of such distribution, are participants in Separate Account (B); SEC registration; charges and expenses for custodian services (other than charges and expenses relating to the lending of portfolio securities); charges and expenses of independent auditors and legal counsel; expenses of meetings of the participants and of the Committee (including the preparation and distribution of proxy statements and semi-annual and annual reports); and bookkeeping and postage expenses (other than postage expenses relating to the mailing of prospectuses and statements of additional information to persons who, at the time of such mailing, are not participants in Separate Account (B) or relating to the mailing of sales literature). In the event that the total amount of the expenses covered by the service fee is less than the amount of such service fee, the difference will accrue to CAC as a profit. If such expenses are greater than the fee, the difference will accrue to CAC as a loss. Under its Investment Advisory Agreement with Separate Account (B), CAC is permitted to make such withdrawals on a monthly basis instead of on a quarterly basis, but to date CAC has nevertheless consented to being paid quarterly. Separate Account (B) has incurred the following investment advisory and service fees payable to CAC:
1999, $1,641,178; 1998, $1,365,230; and 1997, $1,180,321. Separate Account (B)
pays all expenses incurred in connection with the lending of portfolio securities.

     The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days' prior written notice. The Investment Advisory Agreement continues in effect from year to year so long as it is approved at least annually by the vote of a majority of the

Committee Members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting upon such approval.

     In the event the Investment Advisory Agreement is terminated and another investment adviser cannot be found, the assets of Separate Account (B) may be liquidated. In the event of such liquidation, the interest of any retired participant in Separate Account (B) will be transferred by CAC to its regular reserves, and CAC will pay a fixed annuity for the lifetime of the participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code of 1986, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of Separate Account (B) upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a participant electing to receive a lump sum settlement since the full amount of the settlement received will be taxable as ordinary income realized in the year of receipt.

     Under separate agreements with Separate Account (B), CAC acts as principal underwriter and performs all sales and administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for sales and administrative functions rendered to Separate Account (B) for each of the years 1999, 1998, and 1997 were $7,961, $10,428, and $11,417, respectively. The agreement covering sales and administrative services does not cover the services covered by the Investment Advisory Agreement.

     CAC has an affiliate, CNA Investor Services, Inc. ("Investor Services"), (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. CAC and Separate Account (B) are parties to an agreement under which Separate Account (B) receives credit from CAC in the form of a reduction of the investment advisory fee to the extent that services of Investor Services are utilized in connection with Separate Account (B)'s portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to Separate Account (B) and to CNA Securities Corp. for the services of CNA Securities Corp. to be utilized in connections with certain of Separate Account (B)'s portfolio transactions. The advantage of such arrangement was reduced significantly by the above-mentioned changes in the securities laws. Separate Account (B) had no transactions with Investor Services during 1999, 1998 and 1997.

                              SECURITIES CUSTODIAN

     The custodian of Separate Account (B)'s portfolio securities is The Chase Manhattan Trust Company of Illinois, 10 South LaSalle Street, Chicago, Illinois 60603.

     The custodian does not perform any managerial or policy-making functions for Separate Account (B).

                              INDEPENDENT AUDITORS

     The Committee has appointed Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, as auditors to audit the financial statements of Separate Account (B). They also audit the Schedule of Investments and the Financial Highlights of Separate Account (B). In addition, Deloitte & Touche LLP has been appointed to audit the consolidated financial statements of CAC.

                             BROKERAGE ALLOCATIONS

     Officers and employees in the Investment Department of CAC are primarily responsible for making portfolio decisions for Separate Account (B) and for placing brokerage business of Separate Account (B). Separate Account (B) has paid the following brokerage fees and commissions in connection with portfolio transactions: 1999, $652,517,1998, $538,717; and 1997, $464,745.

     In selecting brokers to execute portfolio transactions, CAC's primary criterion is the expected ability of such brokers to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by CAC is the quality of execution. Research services, to the extent provided to CAC, may be used by CAC in servicing its other accounts and not all such services are used in connection with Separate Account (B).

     In connection with the purchase and sale of portfolio securities for Separate Account (B), CAC does not bunch orders for such transactions with orders for other accounts under the management of Loews, CNA Financial, CAC or other subsidiaries of CNA Financial unless such other accounts are registered investment companies and unless such bunching would not have adverse consequences for Separate Account (B) and such other accounts. Under no circumstances are orders bunched with orders for CAC's own account or for the account of Loews Corporation, CNA Financial or other subsidiaries of CNA Financial. No bunching of orders occurred during 1999.

                        CALCULATION OF PERFORMANCE DATA

     In computing the end-of-period values listed below of a hypothetical investment in Separate Account (B), average annual total return ("Average Return") was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with "n" equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.

LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

25.54% AVERAGE RETURN FOR  25.04% AVERAGE RETURN FOR  17.68% AVERAGE RETURN FOR
      1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-99         ENDING ON 12-31-99         ENDING ON 12-31-99
-------------------------  -------------------------  -------------------------
       $1,255.37                  $3,056.86                  $5,094.76

GRADED DEDUCTION CONTRACT FOR 403(b) PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

23.87% AVERAGE RETURN FOR  23.18% AVERAGE RETURN FOR  15.74% AVERAGE RETURN FOR
      1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-99         ENDING ON 12-31-99         ENDING ON 12-31-99
-------------------------  -------------------------  -------------------------
       $1,238.72                  $2,835.90                  $4,312.04

HR-10 PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

17.20% AVERAGE RETURN FOR  23.19% AVERAGE RETURN FOR  16.48% AVERAGE RETURN FOR
      1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-99         ENDING ON 12-31-99         ENDING ON 12-31-99
-------------------------  -------------------------  -------------------------
       $1,171.98                  $2,836.55                  $4,597.48

                                  UNDERWRITING

     CAC may be deemed to be the principal underwriter for Separate Account (B), but receives no compensation from Separate Account (B) other than the fees pursuant to the Investment Advisory Agreement and the Administrative Service Agreement. The Contracts are offered by employees and licensed agents and brokers of CAC, who may be deemed to be "underwriters" under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered "underwriting commissions".

                              FINANCIAL STATEMENTS

     The financial statements of Separate Account (B), the notes thereto and the Independent Auditors' Report with respect thereto are incorporated into this Statement of Additional Information by this reference to Separate Account (B)'s 1999 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 1999 Annual Report to Participants may be obtained, at no charge, upon request by contacting in writing or by telephone:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Annual Report to Participants and other information about Separate Account (B).

     Financial statements of CAC, the notes thereto and the Independent Auditors' Report with respect thereto are set forth on page 10 of this Statement of Additional Information. Such financial statements are included herein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholder


Continental Assurance Company



     We have audited the accompanying consolidated balance sheets of Continental Assurance Company (the "Company") (a wholly-owned subsidiary of Continental Casualty Company, which is a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1999 and 1998 and the related statements of consolidated operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Continental Assurance Company as of December 31, 1999 and 1998, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.



     As discussed in Note 15 to the consolidated financial statements, the Company changed its method of accounting for liabilities for insurance-related assessments in 1999.



Deloitte & Touche LLP


Chicago, Illinois


February 23, 2000


(March 14, 2000 as to Note 16)

     The following consolidated financial statements are those of Continental Assurance Company and not those of Separate Account (B). They are included for the purpose of informing investors as to the financial position and operations of CAC.

                         CONTINENTAL ASSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                                 1999           1998
------------------------------------------------------------------------------------------
(In thousands of dollars, except share data)
ASSETS:
  Investments:
    Fixed maturities available-for-sale (amortized cost:
     $5,967,504 and $5,235,971).............................    $ 5,784,235    $ 5,354,356
    Equity securities available-for-sale (cost: $169,565 and
     $49,132)...............................................        170,092         45,099
    Mortgage loans and real estate (less accumulated
     depreciation: $121 and $129)...........................         18,097         19,050
    Policy loans............................................        191,622        177,442
    Other invested assets...................................         17,766          9,261
    Short-term investments..................................        696,828        851,334
                                                                -----------    -----------
        TOTAL INVESTMENTS...................................      6,878,640      6,456,542
  Cash......................................................         30,628         19,003
  Insurance receivables:
    Reinsurance receivables.................................        518,594        341,282
    Premium and other insurance receivables.................        521,430        469,289
    Less allowance for doubtful accounts....................           (324)          (266)
  Deferred acquisition costs................................      1,307,115      1,127,761
  Accrued investment income.................................         76,023         65,431
  Receivables for securities sold...........................         11,887         46,793
  Federal income taxes recoverable..........................         57,881        --
  Property and equipment at cost (less accumulated
    depreciation: $166,386 and $161,001)....................        159,109        145,489
  Other assets..............................................        271,042        432,231
  Separate Account business.................................      4,603,133      5,202,834
------------------------------------------------------------------------------------------
        TOTAL ASSETS                                            $14,435,158    $14,306,389
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Insurance reserves:
    Future policy benefits..................................    $ 5,118,631    $ 4,707,831
    Claims..................................................        724,632        654,388
    Policyholders' funds....................................        577,409        608,114
  Securities sold under repurchase agreements...............        454,938         78,126
  Participating policyholders' equity.......................        118,382        139,526
  Federal income taxes payable..............................        --              12,190
  Payables for securities purchased.........................         27,312         13,504
  Deferred income taxes.....................................         77,559        138,951
  Debt......................................................         10,000         10,000
  Other liabilities.........................................        344,485        316,191
  Separate Account business.................................      4,603,133      5,202,834
                                                                -----------    -----------
        TOTAL LIABILITIES...................................     12,056,481     11,881,655
                                                                -----------    -----------
Commitments and contingent liabilities......................        --             --
Stockholder's Equity:
  Common stock ($5 par value; Authorized 4,500,000 shares;
    Issued 4,366,173 shares)................................         21,831         21,831
  Additional paid-in capital................................        423,151        335,666
  Retained earnings.........................................      2,091,381      1,961,459
  Accumulated other comprehensive income (loss).............       (157,686)       105,778
                                                                -----------    -----------
        TOTAL STOCKHOLDER'S EQUITY..........................      2,378,677      2,424,734
------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY              $14,435,158    $14,306,389
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------



          See Accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY



                     STATEMENTS OF CONSOLIDATED OPERATIONS



------------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                          1999          1998          1997
------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Revenues:
  Premiums..................................................    $3,318,507    $3,295,229    $3,435,294
  Net investment income.....................................       455,812       445,084       418,395
  Realized investment gains (losses)........................       (48,060)      134,652       163,579
  Other.....................................................        85,963        86,236        82,258
                                                                ----------    ----------    ----------
                                                                 3,812,222     3,961,201     4,099,526
                                                                ----------    ----------    ----------
Benefits and expenses:
  Insurance claims and policyholders' benefits..............     3,195,297     3,223,757     3,254,223
  Amortization of deferred acquisition costs................       135,916       132,228       121,111
  Restructuring and other related charges...................         5,000        46,306        --
  Other operating expenses..................................       284,852       351,609       363,344
  Participating policyholder's interest.....................        10,562        28,850        31,647
                                                                ----------    ----------    ----------
                                                                 3,631,627     3,782,750     3,770,325
                                                                ----------    ----------    ----------
    Income before cumulative effect of change in accounting
      principle and income tax expense......................       180,595       178,451       329,201
Income tax expense..........................................        48,359        69,583       110,918
                                                                ----------    ----------    ----------
  Income before cumulative effect of change in accounting
    principle...............................................       132,236       108,868       218,283
Cumulative effective of change in accounting principle, net
  of tax....................................................        (2,314)       --            --
------------------------------------------------------------------------------------------------------
  NET INCOME................................................    $  129,922    $  108,868    $  218,283
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------



          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY

                STATEMENTS OF CONSOLIDATED STOCKHOLDER'S EQUITY

---------------------------------------------------------------------------------------------------------------------------
                                                                                               ACCUMULATED
                                                                                                  OTHER
                                                    ADDITIONAL   COMPREHENSIVE                COMPREHENSIVE       TOTAL
                                          COMMON     PAID-IN        INCOME        RETAINED       INCOME       STOCKHOLDER'S
                                           STOCK     CAPITAL        (LOSS)        EARNINGS       (LOSS)          EQUITY
---------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
BALANCE, DECEMBER 31, 1996..............  $21,831    $335,666                    $1,634,308     $  56,663      $2,048,468
  Comprehensive income:
    Net income..........................    --         --          $ 218,283        218,283       --              218,283
    Other comprehensive income..........    --         --             71,859         --            71,859          71,859
                                                                   ---------
  Total comprehensive income............                           $ 290,142
                                          -------    --------      =========     ----------     ---------      ----------
BALANCE, DECEMBER 31, 1997..............   21,831     335,666                     1,852,591       128,522       2,338,610
  Comprehensive income (loss):
    Net income..........................    --         --          $ 108,868        108,868       --              108,868
    Other comprehensive loss............    --         --            (22,744)        --           (22,744)        (22,744)
                                                                   ---------
  Total comprehensive income............                           $  86,124
                                          -------    --------      =========     ----------     ---------      ----------
BALANCE, DECEMBER 31, 1998..............   21,831     335,666                     1,961,459       105,778       2,424,734
  Capital contribution from parent......    --         87,485                        --           --               87,485
  Comprehensive income (loss):
    Net income..........................    --         --          $ 129,922        129,922       --              129,922
    Other comprehensive loss............    --         --           (263,464)        --          (263,464)       (263,464)
                                                                   ---------
  Total comprehensive loss..............                           $(133,542)
--------------------------------------------------------------   =============   ------------------------------------------
BALANCE, DECEMBER 31, 1999                $21,831    $423,151                    $2,091,381     $(157,686)     $2,378,677
==============================================================                   ==========================================

          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY

                     STATEMENTS OF CONSOLIDATED CASH FLOWS


-----------------------------------------------------------------------------------------------------
                        DECEMBER 31                              1999          1998          1997
-----------------------------------------------------------------------------------------------------
(In thousands of dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   129,922   $   108,868   $   218,283
                                                              -----------   -----------   -----------
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Net realized investment (gains) losses pre-tax..........       48,060      (134,652)     (163,579)
    Participating policyholders' interest...................        4,134         1,965         7,714
    Amortization of bond discount...........................      (43,147)      (24,834)      (25,278)
    Depreciation............................................       17,733        20,779        22,713
    Changes in:
      Insurance receivables.................................     (229,395)      (16,378)      (59,235)
      Deferred acquisition costs............................     (149,562)     (156,096)     (201,914)
      Accrued investment income.............................      (10,592)       10,043        29,421
      Federal income taxes recoverable......................      (75,633)       54,899         6,859
      Insurance reserves....................................      350,381       338,016       297,365
      Deferred income taxes.................................       41,645         2,527        38,024
      Other liabilities.....................................       62,142      (268,734)      150,503
      Other, net............................................      (43,285)      (14,782)      (83,321)
                                                              -----------   -----------   -----------
            TOTAL ADJUSTMENTS...............................      (27,519)     (187,247)       19,272
                                                              -----------   -----------   -----------
            NET CASH FLOWS FROM OPERATING ACTIVITIES........      102,403       (78,379)      237,555
                                                              -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of fixed maturities..............................   (9,839,531)   (6,624,402)   (8,179,284)
  Proceeds from fixed maturities
    Sales...................................................    8,527,089     6,661,464     6,752,672
    Maturities, calls and redemption........................      548,466       396,915       732,884
  Purchase of equity securities.............................     (178,135)      (40,926)      (90,796)
  Proceeds from sale of equity securities...................      196,474        11,063       138,061
  Change in short-term investments..........................      206,808      (365,293)       31,970
  Purchase of property and equipment........................      (27,617)      (30,586)      (39,059)
  Securities sold under repurchase agreements...............      376,812       (74,590)      152,716
  Change in other investments...............................      (15,233)         (940)       13,657
  Other, net................................................       14,131        34,843        54,535
                                                              -----------   -----------   -----------
            NET CASH FLOWS FROM INVESTING ACTIVITIES........     (190,736)      (32,452)     (432,644)
                                                              -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Receipts from investment contracts credited to
    policyholder account balance............................      249,612       276,590       399,795
  Return of policyholder account balances on investment
    contracts...............................................     (149,654)     (196,828)     (193,844)
                                                              -----------   -----------   -----------
            NET CASH FLOWS FROM FINANCING ACTIVITIES........       99,958        79,762       205,951
                                                              -----------   -----------   -----------
            NET CASH FLOWS..................................       11,625       (31,069)       10,862
Cash at beginning of year...................................       19,003        50,072        39,210
-----------------------------------------------------------------------------------------------------
CASH AT END OF YEAR                                                30,628        19,003        50,072
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Supplemental disclosures of cash flow information:
  Federal income taxes......................................       71,744        76,750         6,009
  Interest expense..........................................          300           289           377
Non-cash contribution of capital, net of tax................       87,485       --            --
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION


     Continental Assurance Company ("CAC") is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). Loews Corporation owns approximately 86% of the outstanding common stock of CNAF. The significant operating subsidiaries of CAC consist of Valley Forge Life Insurance Company ("VFL"), Convida Holdings Ltd., CNA Health Partners, Inc., CNA Life Insurance Company of Canada, Charles Steadman & Co., Inc., and CNA International Life Company, SPC Limited.


     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Certain amounts applicable to prior years have been reclassified to conform to classifications followed in 1999. All significant intercompany amounts have been eliminated.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INSURANCE

     Premium revenue--Revenues on universal life type contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Other life insurance premiums are recognized as revenue when due, after deductions for ceded insurance.

     Future policy benefit reserves--Reserves for traditional life insurance products (whole and term life products) are computed based upon the net level premium method using actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 9%, and mortality, morbidity and withdrawal assumptions reflect CAC and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium paying period. Reserves for universal life-type contracts are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 4.45% to 7.25% for the three years ended December 31, 1999.

     Claim reserves--Claim and claim adjustment expense reserves, except reserves for accident and health disability claims, are not discounted and are based on (a) case basis estimates for losses reported on direct business, adjusted in the aggregate for ultimate loss expectations, (b) estimates of unreported losses, (c) estimates of losses on assumed insurance, (d) estimates of future expenses to be incurred in settlement of claims and (e) estimates of claim recoveries, exclusive of reinsurance recoveries which are reported as an asset. Management considers current conditions and trends as well as past CAC and

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):
industry experience in establishing these estimates. The effects of inflation, which can be significant, are implicitly considered in the reserving process and are part of the recorded reserve balance.


     Claim and claim adjustment expense reserves represent management's estimates of ultimate liabilities based on currently available facts and case law and the ultimate liability may vary significantly from such estimates. CAC regularly reviews its reserves, and any adjustments to the previously established reserves are recognized in income in the period the need for such adjustments becomes apparent.


     Reinsurance--CAC assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. CAC utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line and CAC's retained amount varies by type of coverage. CAC's life reinsurance includes coinsurance, yearly renewable term and facultative programs.


     Deferred acquisition costs--Life insurance acquisition costs are capitalized and amortized using assumptions consistent with those used for computing policy benefit reserves. Acquisition costs on traditional life business are amortized over the assumed premium paying periods. Universal life and annuity acquisition costs are amortized in proportion to the present value of the estimated gross profits over the products' assumed duration. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs, had those gains or losses actually been realized, an adjustment to deferred acquisition costs is recorded with an offsetting adjustment recorded to unrealized investment gains or losses which are included in accumulated other comprehensive income and reported as a component of stockholders' equity.


     Participating business--Participating business represented 0.5%, 0.5% and 0.7% of gross life insurance in force and 0.6%, 0.7% and 0.7% of premium income for 1999, 1998 and 1997, respectively. Participating policyholders' equity is determined by allocating 90% of the net income or loss and unrealized investment gains or losses related to such business as allowed by applicable laws, less dividends determined by the Board of Directors. Revenues and benefits and expenses include amounts related to participating policies; the net income or loss allocated to participating policyholders' equity is a component of benefits and expenses.


     Separate Account business--CAC and VFL write certain investment and annuity contracts. The supporting assets and liabilities of these contracts are legally segregated and reported as assets and liabilities of Separate Account business. CAC guarantees principal and a specified return to the contractholders on approximately 53% and 64% of the Separate Account liabilities at December 31, 1999 and 1998, respectively. Substantially all assets of the Separate Account business are carried at fair value. Separate Account liabilities are carried at contract values.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):
INVESTMENTS

     Valuation of investments--CAC classifies its fixed maturity securities (bonds and redeemable preferred stocks) and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, and amortization and accretion are included in investment income. Changes in fair value are reported as a component of accumulated other comprehensive income. Investments are written down to estimated fair values, and losses are recognized in income when a decline in value is determined to be other than temporary.


     Mortgage loans are carried at unpaid principal balances, including unamortized premium or discount. Investments in real estate are carried at depreciated cost. Policy loans are carried at unpaid balances. Short-term investments are carried at amortized cost, which approximates fair value.


     Other invested assets include investments in joint ventures, limited partnerships, certain derivative securities and other investments. The investments in joint ventures and limited partnerships are carried at CAC's equity in the investees' net assets. CAC records its investments in derivative securities at fair value. Under this method, the derivative securities are recorded in the consolidated balance sheets at fair value at the reporting date and changes in fair value are recognized in realized investment gains and losses.

     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturity securities and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes and deferred acquisition costs. Investments are written down to estimated fair values and losses are charged to income when a decline in value is considered to be other than temporary.

     Securities lending activities--CAC lends securities to unrelated parties, primarily major brokerage firms. Borrowers of these securities must deposit collateral with CAC equal to 100% of the fair value of the securities if the collateral is cash or 102% of the fair value of the securities if the collateral is securities. Cash deposits from these transactions are invested in short-term investments (primarily commercial paper) and a liability is recognized for the obligation to return the collateral. CAC continues to receive the interest on the loaned fixed maturity securities, as beneficial owner and accordingly, loaned fixed maturity securities are reported as investments in fixed maturity securities.

INCOME TAXES


     CAC accounts for income taxes under the liability method. Under the liability method, deferred income taxes are recognized for temporary differences between the financial statement and tax return bases of assets and liabilities. Temporary differences primarily relate to insurance reserves, deferred acquisition costs and net unrealized investment gains or losses.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):
PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost less accumulated depreciation. Depreciation is based on the estimated useful lives of the various classes of property and equipment and determined principally on accelerated methods.

NOTE 2. INVESTMENTS:

     The significant components of net investment income are presented in the following table:

NET INVESTMENT INCOME


---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                                 1999           1998           1997
---------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities............................................       $421,430       $406,603       $369,662
Equity securities...........................................          1,787          2,205          1,923
Mortgage loans and Real Estate..............................          1,324          1,690          2,956
Policy loans................................................         10,706         10,725         10,274
Short-term investments and other............................         30,221         33,954         39,010
                                                                   --------       --------       --------
                                                                    465,468        455,177        423,825
Investment expense..........................................         (9,656)       (10,093)        (5,430)
---------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                    $455,812       $445,084       $418,395
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):
     Net realized investment gains (losses) and net unrealized appreciation (depreciation) in investments are set forth in the following table:

ANALYSIS OF INVESTMENT GAINS (LOSSES)

-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                                  1999           1998            1997
-----------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Realized investment gains (losses):
  Fixed maturities..........................................       $ (72,150)      $105,756       $  87,371
  Equity securities.........................................           4,916         (3,468)         19,183
  Real estate...............................................             457             (2)          4,955
  Short term, Separate Accounts, and other..................          18,717         32,366          52,070
                                                                   ---------       --------       ---------
                                                                     (48,060)       134,652         163,579
  Allocated to participating policyholders gains (losses)...           4,718        (13,997)        (14,613)
  Income tax benefit (expense)..............................          17,263        (43,412)        (52,701)
                                                                   ---------       --------       ---------
          NET REALIZED INVESTMENT GAINS (LOSSES)............         (26,079)        77,243          96,265
                                                                   ---------       --------       ---------
Change in net unrealized investment gains (losses):
  Fixed maturities..........................................        (301,653)         4,678          77,134
  Equity securities.........................................           4,560         (5,431)          8,940
  Short term, Separate Accounts, and other..................        (155,669)       (13,680)         50,465
                                                                   ---------       --------       ---------
                                                                    (452,762)       (14,433)        136,539
                                                                   ---------       --------       ---------
  Reclassification to deferred acquisition costs............          29,792         (6,784)         (8,326)
  Allocated to participating policyholders..................          21,094           (277)         (3,983)
  Deferred income tax benefit (expense).....................         148,039          1,999         (51,512)
                                                                   ---------       --------       ---------
          CHANGE IN NET UNREALIZED INVESTMENT GAINS
            (LOSSES)........................................        (253,837)       (19,495)         72,718
-----------------------------------------------------------------------------------------------------------
          NET APPRECIATION (DEPRECIATION) IN INVESTMENTS           $(279,916)      $ 57,748       $ 168,983
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

     Proceeds from sales of fixed maturities and equity securities and the resulting gains and (losses) are set forth in the following table.

SUMMARY OF GROSS REALIZED INVESTMENT GAINS (LOSSES)
FOR FIXED MATURITIES AND EQUITY SECURITIES

-------------------------------------------------------------------------------------------------------------------------------
                                                             1999                      1998                      1997
                                                    -----------------------   -----------------------   -----------------------
                                                      FIXED          EQUITY     FIXED          EQUITY     FIXED          EQUITY
YEAR ENDED DECEMBER 31                              MATURITIES   SECURITIES   MATURITIES   SECURITIES   MATURITIES   SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Proceeds from sales...............................  $8,527,089    $196,474    $6,661,464    $ 11,063    $6,752,672    $138,061
                                                    ----------    --------    ----------    --------    ----------    --------
Gross realized gains..............................      44,809       5,910       119,707         268       113,008      19,365
Gross realized (losses)...........................    (116,959)       (994)      (13,951)     (3,736)      (25,637)       (182)
-------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAINS (LOSSES) ON SALES            $  (72,150)   $  4,916    $  105,756    $ (3,468)   $   87,371    $ 19,183
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):

     Net unrealized investment gains (losses) are set forth in the following table:


ANALYSIS OF NET UNREALIZED INVESTMENT GAINS (LOSSES)
INCLUDED IN ACCUMULATED OTHER COMPREHENSIVE INCOME


--------------------------------------------------------------------------------------------------------------------------
                                                                       1999                              1998
                                                          -------------------------------   ------------------------------
DECEMBER 31                                                GAINS     LOSSES        NET       GAINS      LOSSES      NET
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities........................................  $18,094   ($201,363)  $(183,269)  $155,739   $(37,355)  $118,384
Equity securities.......................................    7,850      (7,323)        527      5,499     (9,532)    (4,033)
Other, principally Separate Account business............    2,635     (74,900)    (72,265)    83,483        (79)    83,404
                                                          -------   ---------   ---------   --------   --------   --------
                                                          $28,579   $(283,586)   (255,007)  $244,721   $(46,966)   197,755
                                                          =======   =========               ========   ========
Adjustment to deferred policy acquisition costs related
  to unrealized gains (losses) and other................                           14,682                          (15,110)
Allocated to participating policyholders................                           16,941                           (4,153)
Deferred income tax expense.............................                           84,114                          (67,824)
--------------------------------------------------------------------------------------------------------------------------
          NET UNREALIZED INVESTMENT GAINS (LOSSES)                              $(139,270)                        $110,668
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------



     The following table provides a summary of investments in fixed maturity securities and equity securities available for sale:


SUMMARY OF INVESTMENTS IN FIXED MATURITIES
AND EQUITY SECURITIES AVAILABLE-FOR-SALE


----------------------------------------------------------------------------------------------------------------
                                                                              GROSS        GROSS
                                                               AMORTIZED    UNREALIZED   UNREALIZED     MARKET
(IN THOUSANDS OF DOLLARS)                                         COST        GAINS        LOSSES       VALUE
----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1999
U.S. Treasuries and obligations of government agencies......   $1,506,276    $ --         $ 47,739    $1,458,537
Asset-backed securities.....................................    2,034,814       6,689       65,585     1,975,918
Corporate securities........................................    1,901,840       5,687       72,707     1,834,820
Other debt securities.......................................      524,574       5,718       15,332       514,960
                                                               ----------    --------     --------    ----------
    Total fixed maturities..................................    5,967,504      18,094      201,363     5,784,235
Equity securities...........................................      169,565       7,850        7,323       170,092
----------------------------------------------------------------------------------------------------------------
    TOTAL                                                      $6,137,069    $ 25,944     $208,686    $5,954,327
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
U.S. Treasuries and obligations of government agencies......   $  994,437    $ 13,904     $  4,729    $1,003,612
Asset-backed securities.....................................    1,946,160      59,391        2,288     2,003,264
Corporate securities........................................    1,681,423      50,223       15,137     1,716,509
Other debt securities.......................................      613,951      32,221       15,201       630,971
                                                               ----------    --------     --------    ----------
  Total fixed maturities....................................    5,235,971     155,739       37,355     5,354,356
Equity securities...........................................       49,132       5,499        9,532        45,099
----------------------------------------------------------------------------------------------------------------
    TOTAL                                                      $5,285,103    $161,238     $ 46,887    $5,399,455
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):

     The following table summarizes fixed maturities by contractual maturity at December 31, 1999:


SUMMARY OF INVESTMENTS IN FIXED
MATURITIES BY CONTRACTUAL MATURITY

--------------------------------------------------------------------------------------
                                                                        1999
                                                               -----------------------
                                                               AMORTIZED      MARKET
YEAR ENDED DECEMBER 31                                            COST        VALUE
--------------------------------------------------------------------------------------
(In thousands of dollars)
Due in one year or less.....................................   $   91,960   $   91,677
Due after one year through five years.......................    1,466,255    1,440,660
Due after five years through ten years......................    1,198,636    1,156,700
Due after ten years.........................................    1,175,838    1,119,281
Asset-backed securities not due at a single maturity date...    2,034,814    1,975,917
--------------------------------------------------------------------------------------
    TOTAL                                                      $5,967,503   $5,784,235
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

     There are no investments, other than equity securities, that have not produced income for the years ended December 31, 1999 and 1998. There are no investments in a single issuer, other than investments in securities issued by the U.S. Government or its agencies, that when aggregated exceed 10% of stockholder's equity.

     High yield securities are bonds rated as below investment grade by bond rating agencies and other unrated securities which, in the opinion of management, are below investment grade (below BBB). Carrying values of high yield securities in the general account were $262.5 million and $426.5 million at December 31, 1999 and 1998, respectively. Net unrealized gains (losses) on high yield securities, included in the general account, were ($14.3) million and $5.0 million at December 31, 1999 and 1998, respectively.


     At December 31, 1999, total Separate Account investments excluding cash and other assets amounted to $4.5 billion with taxable fixed maturities representing approximately 72.4% of the Separate Accounts' portfolio. Approximately 53% and 64%, at December 31, 1999 and 1998, respectively, of the Separate Account investments were used to fund guaranteed investment contracts (GICs) for which CAC guarantees principal and a specified return to the contract holders. The duration of fixed maturities included in the GIC portfolio is matched to approximate the corresponding payout pattern of the liabilities of the GIC contracts.



     All fixed maturities in the GIC portfolio were carried at fair value and amounted to $2.3 billion and $3.2 billion at December 31, 1999 and 1998, respectively. At December 31, 1999 and 1998, net unrealized gains (losses) on fixed maturities in the GIC portfolio amounted to approximately ($65.2) million and $64.3 million, respectively. The gross unrealized gains and (losses) on the fixed maturities in the GIC

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):
portfolio at December 31, 1999, were $9.5 million and ($74.7) million, respectively compared to $84.3 million and ($20.0) million, respectively at December 31, 1998.

     High yield securities in the guaranteed Separate Account portfolio were carried at fair value totaling $85.4 million and $268.9 million at December 31, 1999 and 1998, respectively. Net unrealized losses on high yield securities held in such Separate Accounts were $5.8 million and $8.8 million at December 31, 1999 and 1998, respectively.

NOTE 3. DEBT

     Debt consists of the following obligation at December 31, 1999 and 1998:

-------------------------------------------------------------------------------
DECEMBER 31                                                    1999      1998
-------------------------------------------------------------------------------
(In thousands of dollars)
Industrial Development Revenue Bonds, due July 1, 2016 at
  variable interest rates--3.80% to 4.20%...................  $10,000   $10,000
-------------------------------------------------------------------------------
    TOTAL DEBT                                                $10,000   $10,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTE 4. FINANCIAL INSTRUMENTS

     In the normal course of business, CAC invests in various financial assets, incurs various financial liabilities, and enters into agreements involving derivative securities, including off-balance sheet financial instruments.

     Fair values are required to be disclosed for all financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practical to estimate that value. In cases where quoted market prices are not available, fair values may be based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are subjective in nature and are not necessarily indicative of the amounts CAC could realize in the current market exchange.

     Non-financial instruments such as real estate, deferred policy acquisition costs, reinsurance receivables, property and equipment, deferred income taxes and insurance reserves are excluded from fair value disclosure. Thus, the total fair value amounts cannot be aggregated to determine the underlying economic value of CAC.

     The carrying amounts reported in the consolidated balance sheets approximate fair value for cash, short-term investments, premium and other insurance receivables, accrued investment income, receivables for securities sold, securities sold under repurchase agreements, payables for securities purchased and certain other assets and other liabilities because of their short-term nature. Accordingly, these financial instruments are not listed in the table below. The carrying amounts and estimated fair values of CAC's other financial instrument assets and liabilities are listed in the following table. Derivative instruments are shown in a separate table.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):

---------------------------------------------------------------------------------------------------------------
DECEMBER 31                                                            1999                      1998
                                                              -----------------------   -----------------------
                                                               CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                                AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
---------------------------------------------------------------------------------------------------------------
(In thousand of dollars)
FINANCIAL ASSETS
Investments:
  Fixed maturities..........................................   5,784,235   5,784,235     5,354,356    5,354,356
  Equity securities.........................................     170,092     170,092        45,099       45,099
  Mortgage loans............................................      15,408      15,712        14,688       15,565
  Policy loans..............................................     191,622     179,038       177,442      172,616
  Other invested assets.....................................      17,766      17,766         9,261        9,261
Separate Account assets:
  Fixed maturities..........................................   3,260,184   3,260,184     4,154,709    4,154,709
  Equity securities.........................................     260,369     260,369       297,074      297,074
  Other.....................................................     493,379     493,379       216,418      216,418
FINANCIAL LIABILITIES
Premium deposits and annuity contracts......................   1,300,762   1,247,539     1,259,235    1,204,980
Debt........................................................      10,000      10,000        10,000       10,000
Separate Account liabilities
  Guaranteed investment contracts...........................   1,512,092   1,517,800     2,422,811    2,478,395
  Deferred annuities........................................     117,167     125,081        85,460      102,422
  Variable separate accounts................................   1,504,633   1,504,633     1,268,051    1,268,051
  Other.....................................................     570,825     570,825       600,171      600,171
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

     The following methods and assumptions were used by CAC in estimating the fair value for the above financial instruments:

          Fixed maturities and equity securities are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments.

          The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans to borrowers with comparable credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

          Valuation techniques to determine fair value of other invested assets and other Separate Account business assets consist of discounted cash flows and quoted market prices of (a) the investments, (b) comparable instruments or (c) underlying assets of the investments.

          Premium deposits and annuity contracts are valued based on cash surrender values and the outstanding fund balances.

          CAC's long-term debt represents floating rate tax exempt bonds with interest rates determined monthly and thus approximates fair value.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):
          The fair values for guaranteed investment contracts and deferred annuities of the Separate Account business are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with similar maturities. The fair values of the liabilities for variable Separate Account business are based on the quoted market values of the underlying assets of each variable Separate Account. The fair value of other Separate Account business liabilities approximates their carrying value.

DERIVATIVE FINANCIAL INSTRUMENTS

     CAC invests in derivative financial instruments in the normal course of business primarily to reduce its exposure to market risk (principally interest rate, equity stock price and foreign currency risk). Financial instruments used for such purposes include interest rate swaps, interest rate caps, put and call options, commitments to purchase securities, futures and forwards. Other than derivatives held in certain Separate Accounts, CAC generally does not hold or issue these instruments for trading purposes. CAC also uses derivatives to mitigate the risk associated with its indexed group annuity contracts by purchasing S&P 500 index futures contracts in a notional amount equal to the portion of the customer liability related to S&P 500 exposure.

     The gross notional principal or contractual amounts of derivative financial instruments in the general account totaled $588.1 million at December 31, 1999 and $500.0 million at December 31, 1998. The gross notional principal or contractual amounts of derivative financial instruments in the Separate Accounts totaled $1,626.6 million and $1,193.9 million at December 31, 1999 and 1998, respectively. The contractual or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these instruments.

     The fair values associated with derivative financial instruments are generally affected by interest rates, equity prices and foreign currency exchange rates. The credit exposure associated with non-performance by the counterparties to these instruments is generally limited to the gross fair value asset related to the instruments recognized in the consolidated balance sheets. CAC continuously monitors the credit worthiness of its counterparties. CAC generally does not require collateral from its derivative investment counterparties.

     The fair value of derivatives generally represent the estimated amounts that CAC would expect to receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of CAC's derivatives. For derivative instruments not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments.


     Futures are contracts to buy or sell a standard quantity and quality of a commodity, financial instrument or index at a specified future date and price. Forwards are contracts between two parties to purchase and sell a specific quantity of a commodity, government security, foreign currency or other financial instrument at a price specified at contract inception, with delivery and settlement at a specified future date. Realized gains and losses on the S&P 500 index futures contracts, as reflected in the table

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):

below, generally are used to satisfy the liability to the Separate Account contractholders and are not reflected in CAC's operations.


     Commitments to purchase government and municipal securities are a commitment to purchase securities in the future at a predetermined price.

     Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell a financial instrument at a specified price within a specified period of time.

     An interest rate cap consists of a guarantee given by the issuer to the purchaser in exchange for the payment of a premium. This guarantee states that if interest rates rise above a specified rate, the issuer will pay to the purchaser the difference between the then current market rate and the specified rate on the notional principal amount.

     A summary of the aggregate contractual or notional amounts, estimated fair values and gains or losses related to derivative financial instruments as of and for the year ended December 31, 1999 and 1998 are presented below.


---------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1999                                               CONTRACTUAL     ASSET/(LIABILITY)    REALIZED
(In thousands of dollars)                                     NOTIONAL AMOUNT      FAIR VALUE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
General Account
  Interest rate caps........................................    $  500,000           $ 4,334         $  3,965
  Commitments to purchase mortgage backed securities........         7,000               (77)            (153)
  Forwards..................................................        81,091               181              181
---------------------------------------------------------------------------------------------------------------
            TOTAL                                               $  588,091           $ 4,438         $  3,993
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Separate Accounts
  Futures purchased.........................................    $1,113,342           $--             $131,186
  Futures sold, not yet purchased...........................        78,798                              2,001
  Forwards..................................................       --                --                   (44)
  Commitments to purchase government and municipal
    securities..............................................       228,000            (2,401)          (3,676)
  Options purchased.........................................       108,075               711           (1,529)
  Options written...........................................        98,358               212            3,834
---------------------------------------------------------------------------------------------------------------
            TOTAL                                               $1,626,573           $(1,478)        $131,772
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):

---------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998                                               CONTRACTUAL     ASSET/(LIABILITY)    REALIZED
(In thousands of dollars)                                     NOTIONAL AMOUNT      FAIR VALUE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
General Account
  Interest rate caps........................................    $  500,000           $ 1,151         $ (2,234)
  Commitments to purchase mortgage backed securities........       --                --                --
  Forwards..................................................       --                --                --
---------------------------------------------------------------------------------------------------------------
            TOTAL                                               $  500,000           $ 1,151         $ (2,234)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Separate Accounts
  Futures purchased.........................................    $  928,411           $ 2,505         $155,991
  Futures sold, not yet purchased...........................        50,853           --                  (744)
  Forwards..................................................         2,441                 2                3
  Commitments to purchase government and municipal
    securities..............................................        68,650             1,276            3,695
  Options purchased.........................................        77,350               765           (1,192)
  Options written...........................................        66,218              (317)           2,360
---------------------------------------------------------------------------------------------------------------
            TOTAL                                               $1,193,923           $ 4,231         $160,113
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

NOTE 5. STATUTORY CAPITAL AND SURPLUS (UNAUDITED)

     Statutory capital and surplus and net income for CAC are determined in accordance with accounting practices prescribed or permitted by the Illinois Insurance Department. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and general administrative rules. CAC has no material permitted accounting practices. Statutory net income (loss) was $76.7 million, $(56.7) million and $42.6 million for the years ended December 31, 1999, 1998 and 1997, respectively. Statutory capital and surplus for CAC was $1.2 billion and $1.1 billion at December 31, 1999 and 1998, respectively. The Board of Directors appropriated statutory capital and surplus of $34.5 million in 1999 under regulatory formula, to fund excess group losses due to an epidemic or disaster, if necessary. The payment of dividends by CAC to Casualty, without prior approval of the Illinois Insurance Department is limited to formula amounts. Approximately $137.6 million and $110.9 million at December 31, 1999 and 1998, respectively, of available dividends was not subject to prior Insurance Department approval.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 6. ACCUMULATED OTHER COMPREHENSIVE INCOME


     Comprehensive income is comprised of all changes to stockholder's equity, except those changes resulting from investments and distributions to the stockholder. Other comprehensive income (loss) is comprehensive income (loss) exclusive of net income. The changes in the components of accumulated other comprehensive income (loss) are shown in the following tables.



-----------------------------------------------------------------------------------------------
                                                                             TAX
                                                               PRE-TAX    (EXPENSE)      NET
YEAR ENDED DECEMBER 31, 1999                                   AMOUNT      BENEFIT     AMOUNT
-----------------------------------------------------------------------------------------------
(In thousands of dollars)
Net unrealized gains (losses) on investment securities:
  Net unrealized holding gains (losses) arising during the
    period..................................................  $(405,304)   141,856    $(263,448)
  Allocated to participating policyholders..................     21,094      --          21,094
  Adjustment for (gains) losses included in net income......    (47,458)    16,610      (30,848)
  Adjustment for allocation of deferred acquisition costs to
    unrealized gains (losses)...............................     29,792    (10,427)      19,365
Cumulative foreign currency translation adjustment..........     (9,627)     --          (9,627)
-----------------------------------------------------------------------------------------------
    TOTAL OTHER COMPREHENSIVE LOSS                            $(411,503)  $148,039    $(263,464)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



                                                                             TAX
                                                               PRE-TAX    (EXPENSE)      NET
YEAR ENDED DECEMBER 31, 1998                                   AMOUNT      BENEFIT     AMOUNT
-----------------------------------------------------------------------------------------------
(In thousands of dollars)
Net unrealized gains (losses) on investment securities:
  Net unrealized holding gains (losses) arising during the
    period..................................................  $  91,129   $(32,806)   $  58,323
  Allocated to participating policyholders..................       (277)     --            (277)
  Adjustment for (gains) losses included in net income......   (105,562)    32,431      (73,131)
  Adjustment for allocation of deferred acquisition costs to
    unrealized gains (losses)...............................     (6,784)     2,374       (4,410)
Cumulative foreign currency translation adjustment..........     (3,249)     --          (3,249)
-----------------------------------------------------------------------------------------------
    TOTAL OTHER COMPREHENSIVE LOSS                            $ (24,743)  $  1,999    $ (22,744)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



                                                                             TAX
                                                               PRE-TAX    (EXPENSE)      NET
YEAR ENDED DECEMBER 31, 1997                                   AMOUNT      BENEFIT     AMOUNT
-----------------------------------------------------------------------------------------------
(In thousands of dollars)
Net unrealized gains (losses) on investment securities:
  Net unrealized holding gains (losses) arising during the
    period..................................................  $ 150,509   $(59,746)   $  90,763
  Allocated to participating policyholders..................     (3,983)     --          (3,983)
  Adjustment for (gains) losses included in net income......    (13,970)     5,320       (8,650)
  Adjustment for allocation of deferred acquisition costs to
    unrealized gains (losses)...............................     (8,326)     2,914       (5,412)
Cumulative foreign currency translation adjustment..........       (859)     --            (859)
-----------------------------------------------------------------------------------------------
    TOTAL OTHER COMPREHENSIVE INCOME                          $ 123,371   $(51,512)   $  71,859
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 6.--(CONTINUED):

     The following table displays the components of accumulated other comprehensive income included in the consolidated balance sheet and statements of stockholder's equity for 1999 and 1998.



-------------------------------------------------------------------------------------------------------------------
                                                           FOREIGN CURRENCY   NET UNREALIZED    TOTAL ACCUMULATED
                                                             TRANSLATION      GAINS/(LOSSES)   OTHER COMPREHENSIVE
                                                              ADJUSTMENT      ON INVESTMENTS          INCOME
-------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Balance December 31, 1998                                        (4,890)          110,668             105,778
-------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1999                                      $(18,416)        $(139,270)          $(157,686)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


NOTE 7. BENEFIT PLANS


     CAC has contracted with Casualty for the majority of the services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNAF, all Casualty employees are covered by CNAF's benefits plans. The plans are discussed below.


PENSION PLAN

     CNAF has noncontributory pension plans covering all full-time employees age 21 or over who have completed at least one year of service. While the terms of the plans vary, benefits are generally based on years of credited service and the employee's highest sixty consecutive months of compensation. Casualty is included in the CNAF Employees' Retirement Plan and is allocated a share of these expenses. The net pension cost allocated to CAC was $10.4 million, $10.9 million and $7.8 million for the years ended December 31, 1999, 1998 and 1997, respectively.

POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

     CNAF provides certain health and dental care benefits for eligible retirees through age 64, and provides life insurance and reimbursement of Medicare Part B premiums for all eligible retired persons. CNAF funds benefit costs principally on the basis of current benefit payments. Net postretirement benefit cost allocated to CAC was $2.8 million, $5.2 million and $4.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

SAVINGS PLANS

     Casualty is included in the CNA Employees' Savings Plan, which is a contributory plan, that allows employees to make regular contributions of up to 16% of their salary, subject to certain limitations prescribed by the Internal Revenue Service. CAC is allocated a share of the CNAF Employees' Savings Plan expenses. CNAF contributes an amount equal to 70% of the first 6% of salary contributed by the employee. CNAF contributions allocated to and expensed by CAC for the Savings Plan were $2.7 million in year 1999, $2.2 million in year 1998 and $2.0 million in year 1997.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 8. INCOME TAXES


     CAC and its domestic life insurance subsidiary are taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and are included in the consolidated Federal income tax return with CNAF and its eligible subsidiaries (CNA Tax Group), which in turn is included in the consolidated Federal income tax return of Loews and its eligible subsidiaries. The Federal income tax provision of CAC is computed on a stand-alone basis, as if CAC and its domestic life insurance subsidiary were filing its own separate consolidated tax return.


     A tax memorandum account defined as the "Policyholders' Surplus Account" is maintained and totalled $70.4 million at December 31, 1999 and 1998. Under the 1984 Tax Act, no further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the shareholder. The tax liability in the event of distribution of the Policyholders' Surplus Account is an estimated $24.6 million and is not reflected in the accompanying balance sheets.


     Significant components of CAC's deferred tax assets and liabilities as of December 31, 1999 and 1998 and are shown in the table below:

COMPONENTS OF DEFERRED TAX ASSETS AND LIABILITIES


-----------------------------------------------------------------------------------
DECEMBER 31                                                      1999       1998
-----------------------------------------------------------------------------------
(In thousands of dollars)
Insurance reserves..........................................   $294,598   $ 242,479
Deferred acquisition costs..................................   (396,384)   (323,455)
Investment valuation........................................    (44,890)     13,007
Net unrealized gains........................................     84,114     (66,128)
Property and equipment......................................     (6,163)     (4,184)
Receivables.................................................     (6,859)     (6,859)
Benefit plans...............................................      4,701       9,554
Other, net..................................................     (6,676)     (3,365)
-----------------------------------------------------------------------------------
    NET DEFERRED TAX LIABILITIES                               $(77,559)  $(138,951)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------


     At December 31, 1999, gross deferred tax assets and liabilities amounted to $414.4 million and $492.0 million, respectively. At December 31, 1998, gross deferred tax assets and liabilities amounted to $297.2 million and $436.2 million, respectively.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 8.--(CONTINUED):
     The components of income tax expense are as follows:


------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                         1999      1998       1997
------------------------------------------------------------------------------------------
(In thousands of dollars)
Current tax expense (benefit)...............................  $  (923)  $70,681   $ 77,545
Deferred tax expense........................................   49,282    (1,098)    33,373
------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE                                  $48,359   $69,583   $110,918
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income is as follows:


----------------------------------------------------------------------------------------------------------------------
                                                                          % OF               % OF                % OF
                                                                         PRETAX             PRETAX              PRETAX
YEAR ENDED DECEMBER 31                                          1999     INCOME    1998     INCOME     1997     INCOME
----------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Income taxes at statutory rates.............................  $ 63,208    35.0%   $62,458    35.0%   $115,221    35.0%
Prior year(s) adjustment....................................   (13,500)   (7.5)    (1,500)   (0.8)      --        0.0
Net operating loss carry-forward............................     1,387     0.8      2,996     1.7         816     0.2
State income tax (benefit) expense..........................    (1,948)   (1.1)     1,907     1.1       1,349     0.4
Other items, net............................................      (788)    0.4      3,722     2.1      (6,468)   (1.9)
----------------------------------------------------------------------------------------------------------------------
    INCOME TAX AT EFFECTIVE RATE                              $ 48,359    26.8%   $69,583    39.0%   $110,918    33.7%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


NOTE 9. REINSURANCE


     The ceding of insurance does not discharge the primary liability of CAC. CAC places reinsurance with other carriers only after careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance. For carriers that are not authorized reinsurers in their states of domicile, CAC and its insurance subsidiaries received collateral, primarily in the form of bank letters of credit. Such collateral totaled approximately $15 million and $14 million at December 31, 1999 and 1998, respectively.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 9.--(CONTINUED):
     In the following table, the majority of life premium revenue is from long duration type contracts, while the majority of accident and health earned premiums are from short duration contracts. The effects of reinsurance on premium revenues are shown in the following table:

-------------------------------------------------------------------------------------------------------------
                                                                          PREMIUMS
                                                              ---------------------------------   ASSUMED/NET
YEAR ENDED DECEMBER 31                                        DIRECT   ASSUMED   CEDED    NET          %
-------------------------------------------------------------------------------------------------------------
(In millions of dollars)
1999
  Life......................................................  $1,174    $222     $420    $  976      22.7%
  Accident and Health.......................................   2,329     159      145     2,343       6.8
                                                              ------    ----     ----    ------      ----
    Total premiums..........................................  $3,503    $381     $565    $3,319      11.5%
                                                              ======    ====     ====    ======      ====
1998
  Life......................................................  $1,013    $160     $281    $  892      17.9%
  Accident and Health.......................................   2,382      90       69     2,403       3.7
                                                              ------    ----     ----    ------      ----
    Total premiums..........................................  $3,395    $250     $350    $3,295       7.6%
                                                              ======    ====     ====    ======      ====
1997
  Life......................................................  $  908    $128     $131    $  905      14.1%
  Accident and Health.......................................   2,502      96       68     2,530       3.8
                                                              ------    ----     ----    ------      ----
    Total premiums..........................................  $3,410    $224     $199    $3,435       6.5%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

     Premium revenues ceded to non-affiliated companies were $565.0 million, $349.0 million and $199.0 million for the years ended December 31, 1999, 1998 and 1997, respectively. Additionally, insurance claims and policyholders' benefits are net of reinsurance recoveries of $415.3 million; $250.9 million and $128.4 million for years ended 1999, 1998 and 1997, respectively.

     The impact of reinsurance on life insurance in-force is shown in the following schedule:

---------------------------------------------------------------------------------------------------------------------
                                                                       LIFE INSURANCE IN FORCE
                                                              -----------------------------------------   ASSUMED/NET
                                                               DIRECT    ASSUMED     CEDED       NET           %
---------------------------------------------------------------------------------------------------------------------
(In millions of dollars)
YEAR ENDED DECEMBER 31
1999........................................................  $339,255   $130,735   $184,375   $285,615      45.8%
1998........................................................   297,488     96,906    128,896    265,498      36.5
1997........................................................   235,468     76,130     74,242    237,356      32.1
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NOTE 10. RELATED PARTIES

     CAC is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate company. Expenses of CAC exclude $24.0 million, $17.5 million and $18.1 million of general and administrative expenses incurred by CAC and allocated to CNAF for the years ended December 31, 1999, 1998 and 1997, respectively. CAC had a $12.4 million receivable from affiliates at December 31, 1999 and a $1.9 million payable to affiliates at

                         CONTINENTAL ASSURANCE COMPANY

NOTE 10.--(CONTINUED):

December 31, 1998 for net cash settlements with an affiliate, arising in the normal course of operations relating to pooling and general expense reimbursements. There are no interest charges on intercompany receivables and payables.


NOTE 11. LEGAL

     CAC is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of CAC.

NOTE 12. RESTRUCTURING AND OTHER RELATED CHARGES


     CNAF finalized and approved a restructuring plan (the Plan) in August 1998. In connection with the Plan, CNAF incurred various expenses that were recorded in the third and fourth quarters of 1998 and throughout 1999. These restructuring and other related charges primarily related to the following activities: planned reductions in the workforce; the consolidation of certain processing centers; the exiting of certain businesses and facilities; the termination of lease obligations and the writeoff of certain assets related to these activities. CAC was part of the restructuring plans as described below.



     The 1998 restructuring and other related charges initially accrued by CAC were approximately $36 million. These charges included $29 million of costs related to the CAC's decision to exit the Employer Health and Affinity lines of business. These costs represented CAC's estimate of losses in connection with fulfilling the remaining obligations under contracts. Earned premiums for these lines of business were approximately $400 million in 1998. The 1998 charges also included employee severance and outplacement costs of approximately $7 million related to the planned net reduction in workforce of approximately 400 employees.



     The 1999 restructuring related charges incurred by CAC were approximately $5 million for employee severance and related charges. During 1999, approximately 300 employees were released, the majority of whom were claims adjusters and sales support staff.


ACCRUED RESTRUCTURING AND OTHER RELATED CHARGES


--------------------------------------------------------------------------------------------------
                                                                EMPLOYEE
                                                               TERMINATION
                                                               AND RELATED      BUSINESS
(IN MILLIONS OF DOLLARS)                                      BENEFIT COSTS    EXIT COSTS    TOTAL
--------------------------------------------------------------------------------------------------
Initial Accrual September 30, 1998..........................       $ 7            $ 29       $ 36
Payments charged against liability..........................        (1)             --         (1)
Costs that did not require cash.............................        --              --         --
--------------------------------------------------------------------------------------------------
    ACCRUED COSTS AT DECEMBER 31, 1998                               6              29         35
--------------------------------------------------------------------------------------------------
Payments charged against liability..........................        (6)            (12)       (18)
Costs that did not require cash.............................        --              --         --
--------------------------------------------------------------------------------------------------
    ACCRUED COSTS AT DECEMBER 31, 1999                             $--            $ 17       $ 17
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 13. BUSINESS SEGMENTS

     CAC has two operating segments: Group Operations and Life Operations. Group Operations offers a broad array of group life and health insurance and reinsurance products to employers, affinity groups and other entities that purchase insurance as a group. Life Operations provides financial protection to individuals through a full product line of term life insurance, universal life insurance, long term care insurance, annuities and provides retirement service products to institutional markets. Corporate results consist of operating and investing activities not attributable to operating segments.

     The accounting policies of the segments are the same as those described in the summary of significant accounting polices. CAC manages its assets on a legal entity basis while segment operations are conducted across legal entities; as such, assets are not readily identifiable by individual segment. In addition, distinct investment portfolios are not maintained for each segment, and accordingly, allocation of assets to each segment is not performed. Investment income and realized investment gains/losses are allocated based on each segment's equity, as adjusted.

     Depreciation and capital expenditures are not material to segments' income and cash flow.

     Income taxes have been allocated on the basis of taxable income of the respective segments.

     Approximately 98% of CAC's premiums are derived from the United States. Premiums from any individual foreign country are not significant.

     CAC provides health insurance benefits to postal and other federal employees under the Federal Employees Health Benefit Plan (FEHBP). Premiums under this contract totaled $2.1 billion, $2.0 billion and $2.1 billion for the years ended December 31, 1999, 1998 and 1997, respectively.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 13.--(CONTINUED):
     The following tables contain income statement information for CAC's reportable segments, corporate and consolidated results for 1999, 1998 and 1997.


-------------------------------------------------------------------------------------------------------------------
                                                                  GROUP          LIFE       CORPORATE
YEAR ENDED DECEMBER 31, 1999                                    OPERATIONS    OPERATIONS    AND OTHER      TOTAL
-------------------------------------------------------------------------------------------------------------------
(In thousand of dollars)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Premiums..................................................    $2,712,022    $ 606,485      $ --        $3,318,507
  Net investment income.....................................        44,364      421,146       (9,698)       455,812
  Other.....................................................        37,603       47,850          510         85,963
                                                                ----------    ----------     -------     ----------
        TOTAL REVENUES......................................     2,793,989    1,075,481       (9,188)     3,860,282
                                                                ----------    ----------     -------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............     2,404,456      775,642       15,199      3,195,297
  Amortization of deferred acquisition costs................       (13,204)     149,946         (826)       135,916
  Restructuring and other related charges...................         5,000           --           --          5,000
  Other operating expenses..................................       342,236      (47,936)      (9,448)       284,852
  Participating policyholders' interest (excluding realized
    investment gains/losses)................................        --           24,228       (6,408)        17,820
                                                                ----------    ----------     -------     ----------
        TOTAL BENEFITS AND EXPENSES.........................     2,738,488      901,880       (1,483)     3,638,885
                                                                ----------    ----------     -------     ----------
Operating income before income tax..........................        55,501      173,601       (7,705)       221,397
Income tax (expense) benefit................................       (15,774)     (60,219)      12,911        (63,082)
                                                                ----------    ----------     -------     ----------
  Net operating income (excluding realized investment
    gains/losses)...........................................        39,727      113,382        5,206        158,315
  Realized investment gains (losses) net of tax and
    participating policyholders' interest...................       (10,077)     (34,420)      18,418        (26,079)
  Cumulative effect of change in accounting principle, net
    of tax..................................................          (613)      (1,701)       --            (2,314)
-------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                       $   29,037    $  77,261      $23,624     $  129,922
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 13.--(CONTINUED):


-------------------------------------------------------------------------------------------------------------------
                                                                  GROUP          LIFE       CORPORATE
YEAR ENDED DECEMBER 31, 1998                                    OPERATIONS    OPERATIONS    AND OTHER      TOTAL
-------------------------------------------------------------------------------------------------------------------
(In thousand of dollars)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Premiums..................................................    $2,743,597    $ 551,632     $  --        $3,295,229
  Net investment income.....................................        44,006      399,814        1,264        445,084
  Other.....................................................        20,298       65,573          365         86,236
                                                                ----------    ----------    --------     ----------
        TOTAL REVENUES......................................     2,807,901    1,017,019        1,629      3,826,549
                                                                ----------    ----------    --------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............     2,517,391      693,687       12,679      3,223,757
  Amortization of deferred acquisition costs................         5,516      117,422        9,290        132,228
  Restructuring and other related charges...................        39,402        6,904        --            46,306
  Other operating expenses..................................       317,372       32,711        1,526        351,609
  Participating policyholders' interest (excluding realized
    investment gains/losses)................................        --           17,563       (2,710)        14,853
                                                                ----------    ----------    --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................     2,879,681      868,287       20,785      3,768,753
                                                                ----------    ----------    --------     ----------
Operating income before income tax..........................       (71,780)     148,732      (19,156)        57,796
Income tax (expense) benefit................................        25,283      (57,078)       5,624        (26,171)
                                                                ----------    ----------    --------     ----------
  Net operating income (excluding realized investment
    gains/losses)...........................................       (46,497)      91,654      (13,532)        31,625
  Realized investment gains, net of tax and participating
    policyholders' interest.................................         8,762       56,993       11,488         77,243
  Cumulative effect of change in accounting principle, net
    of tax..................................................        --
-------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                       $  (37,735)   $ 148,647     $ (2,044)    $  108,868
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                  GROUP          LIFE       CORPORATE
YEAR ENDED DECEMBER 31, 1997                                    OPERATIONS    OPERATIONS    AND OTHER      TOTAL
-------------------------------------------------------------------------------------------------------------------
(In thousand of dollars)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Premiums..................................................    $2,844,268    $ 591,026     $  --        $3,435,294
  Net investment income.....................................        38,156      372,248        7,991        418,395
  Other.....................................................        16,414       65,707          137         82,258
                                                                ----------    ----------    --------     ----------
        TOTAL REVENUES......................................     2,898,838    1,028,981        8,128      3,935,947
                                                                ----------    ----------    --------     ----------
Benefits and expenses
  Insurance claims and policyholders' benefits..............     2,545,602      697,244       11,377      3,254,223
  Amortization of deferred acquisition costs................         1,556      110,748        8,807        121,111
  Other operating expenses..................................       322,897       30,505        9,942        363,344
  Participating policyholders' interest (excluding realized
    investment gains/losses)................................        --           20,004       (2,970)        17,034
                                                                ----------    ----------    --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................     2,870,055      858,501       27,156      3,755,712
                                                                ----------    ----------    --------     ----------
Operating income before income tax..........................        28,783      170,480      (19,028)       180,235
Income tax (expense) benefit................................        (9,897)     (54,406)       6,086        (58,217)
                                                                ----------    ----------    --------     ----------
  Net operating income (excluding realized investment
    gains/losses)...........................................        18,886      116,074      (12,942)       122,018
  Realized investment gains, net of tax and participating
    policyholders' interest.................................         6,886       82,035        7,344         96,265
-------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                       $   25,772    $ 198,109     $ (5,598)    $  218,283
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 14. ACCOUNTING STANDARDS

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities." This statement requires that an entity recognize all derivative instruments as either assets or liabilities in the balance sheet and measures those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. This Statement is effective for fiscal years beginning after June 15, 2000. CAC is currently evaluating the effects of this Statement on its accounting and reporting for derivative securities and hedging activities.

ACCOUNTING FOR INSURANCE AND REINSURANCE CONTRACTS THAT DO NOT TRANSFER INSURANCE RISK

     In October 1998, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position 98-7, "Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." This guidance excludes long-duration life and health insurance contracts from its scope. This Statement of Position is effective for financial statements beginning January 1, 2000, with early adoption encouraged. CAC does not expect the adoption to have a significant impact on the results of operations or stockholder's equity of CAC.

NOTE 15. CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

     In the first quarter of 1999, CAC adopted Statement of Position 97-3 "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 requires that insurance companies recognize liabilities for insurance-related assessments when an assessment is probable and will be imposed, when it can be reasonably estimated, and when the event obligating the entity to pay or probable assessment has occurred on or before the date of the financial statements. Adoption of SOP 97-3 resulted in an after tax charge of $2,314 thousand ($3,560 thousand, pretax) as a cumulative effect of a change in accounting principle. The pro forma effect of adoption on reported results for prior periods is not significant.

NOTE 16. OTHER EVENTS

     On March 8, 2000, CNAF announced that it is exploring the sale of its individual life insurance and life reinsurance businesses. This potential sale would include the sale of CAC and a majority of its operating Subsidiaries. CNAF has engaged the services of an investment banking firm to assist with this effort. At this time, a buyer has not been identified.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 16.--(CONTINUED):

     As expected, several of the major rating agencies placed the ratings of the CAC and VFL under review as a result of this announcement. Each rating agency has slightly different terms for this special review: Standard & Poor's placed the rating on CreditWatch with developing implications; A.M. Best placed the rating under review with developing implications; Duff & Phelps placed the rating on Rating Watch--Uncertain, implying it could be upgraded or downgraded in the future; Moody's placed the rating under review with Direction Uncertain, implying it could be upgraded or downgraded in the future. When an insurance company experiences a significant event which might be pertinent to its financial strength rating or claims-paying ability rating, the major ratings agencies generally place that company's rating under special review. Such events may include merger, sale, recapitalization, regulatory action, or other significant event.

                                    [B LOGO]

                     Group
                     Variable
                     Annuity
                     Contracts
                     STATEMENT OF ADDITIONAL INFORMATION


                     Dated: May 1, 2000


               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

[CNA LOGO]
FOR ALL THE COMMITMENTS YOU MAKE(R)

                                                  Z57-838LL

                                     PART C

                               OTHER INFORMATION

ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS:


                                                                 PAGE NUMBERS
                                                                    IN 1999
                                                                 ANNUAL REPORT
                                                                TO PARTICIPANTS
                                                                ---------------
Financial Statements of Continental Assurance Company
  Separate Account (B):
  Schedule of Investments...................................           5
  Balance Sheet.............................................          11
  Statement of Operations...................................          11
  Statement of Changes in Participants' Equity..............          12
  Notes to Financial Statements.............................          12
  Independent Auditors' Report..............................          16
  Management's Discussion of Impact of Year 2000 on Separate
     Account (B)............................................          17



                                                                                  PAGE NUMBERS
                                                                                  IN STATEMENT
                                                                PAGE NUMBERS      OF ADDITIONAL
                                                                IN PROSPECTUS      INFORMATION
                                                                -------------    ---------------
  Condensed Financial Information of Continental
  Assurance Company Separate Account (B)....................         12
  Independent Auditors' Report on Condensed Financial
  Information of Continental Assurance Company Separate
  Account (B)...............................................         39
Financial Statements of Continental Assurance Company:
  Independent Auditors' Report...............................................          10
  Consolidated Balance Sheets................................................          11
  Statements of Consolidated Operations......................................          12
  Statements of Consolidated Stockholder's Equity............................          13
  Statements of Consolidated Cash Flows......................................          14
  Notes to Financial Statements..............................................          15


     (B)  EXHIBITS:


    (6) Amendment to Exhibit 6(a) for Group Annuity Contract issued to The Joint Retirement Board of the Rabbinical Assembly,
               The United Synagogue of America, and the Jewish Theological
               Seminary of America.
     (11)(a)   Amendments to the Administrative Services Agreement with the
               Joint Retirement Board of the Rabbinical Assembly of
               America, et al.
        (13)   Consent of Independent Auditors.
        (14)   1999 Annual Report to Participants of Separate Account (B).
        (16)   Calculation of Performance Data.
        (17)   Code of Ethics, dated February 5, 1987, as amended on
               February 4, 1998 and February 5, 1999, adopted by the
               Committee for Separate Account (B)
        (27)   Financial Data Schedules.

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

     The following table sets forth certain information regarding:

          (a) each director or officer of CAC who is engaged directly or indirectly in activities relating to Separate Account (B) or the variable annuity contracts offered by Separate Account (B); and

          (b) each executive officer of CAC (including CAC's president, secretary, treasurer and certain vice presidents).

                                                                                          POSITIONS AND
                                                                                           OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS      POSITIONS AND OFFICES WITH CAC                SEPARATE ACCOUNT (B)
-----------------------------------      ------------------------------                --------------------

*Bernard L. Hengesbaugh................  Director, Chairman and Chief Executive                None
                                         Officer

*Robert V. Deutsch.....................  Director, Senior Vice President and Chief             None
                                         Financial Officer

*Jonathan D. Kantor....................  Director, Senior Vice President, General              None
                                         Counsel and Secretary

*Thomas Pontarelli.....................  Director and Senior Vice President                    None

*Thomas F. Taylor......................  Director, Executive Vice President

*Pamela S. Dempsey.....................  Vice President and Treasurer                          None

---------------
*  The principal business address is CNA Plaza, Chicago, Illinois 60685.

**

ITEM 31.  NUMBER OF CONTRACTOWNERS.

     As of February 1, 2000, Separate Account (B) had 179 qualified Contractholders.

**

ITEM 37.  UNDERTAKINGS.

**

     The registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.

---------------

** Indicates that all or a portion of an item has been omitted because the omitted information has not changed since it was disclosed in this Registration Statement or prior Amendments hereto.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to its Registration Statement on form N-3 and has caused this post-effective amendment to its Registration Statement on Form N-3 to be signed on its behalf, in the City of Chicago, and State of Illinois, on the 1st day of May, 2000.


                                          CONTINENTAL ASSURANCE COMPANY SEPARATE
                                          ACCOUNT (B)
                                              /s/  MARILOU R. MCGIRR
                                          By:

                                              Marilou R. McGirr, Chairman of
                                              Committee

                                          CONTINENTAL ASSURANCE COMPANY
                                              /s/
                                                BERNARD L. HENGESBAUGH
                                          By:

                                              Bernard L. Hengesbaugh, Chairman
                                              of the Board and Chief Executive
                                              Officer

     Each member of the Committee of Continental Assurance Company Separate Account (B) whose signature appears below and each executive officer and director of Continental Assurance Company whose signature appears below hereby constitutes and appoints Jonathan D. Kantor and Lynne Gugenheim, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments filed after the date hereof to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

     As required by the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.


                  SIGNATURE                                      TITLE                       DATE
                  ---------                                      -----                       ----
            /s/ MARILOU R. MCGIRR              Chairman of Committee and Member of        May 1, 2000
---------------------------------------------  Committee of Separate Account (B)
              Marilou R. McGirr                (Principal Executive Officer, Principal
                                               Financial Officer and Principal
                                               Accounting Officer)

                  SIGNATURE                                      TITLE                       DATE
                  ---------                                      -----                       ----
           /s/ RICHARD W. DUBBERKE             Member of Committee of Separate Account    May 1, 2000
---------------------------------------------  (B)
             Richard W. Dubberke

             /s/ RICHARD T. FOX                Member of Committee of Separate Account    May 1, 2000
---------------------------------------------  (B)
               Richard T. Fox

            /s/ WILLIAM W. TONGUE              Member of Committee of Separate Account    May 1, 2000
---------------------------------------------  (B)
              William W. Tongue

             /s/ PETER J. WRENN                Member of Committee of Separate Account    May 1, 2000
---------------------------------------------  (B)
               Peter J. Wrenn

         /s/ BERNARD L. HENGESBAUGH            Director, Chairman of the Board and Chief  May 1, 2000
---------------------------------------------  Executive Officer of Continental
           Bernard L. Hengesbaugh              Assurance Company (Principal Executive
                                               Officer)

            /s/ ROBERT V. DEUTSCH              Director, Senior Vice President and Chief  May 1, 2000
---------------------------------------------  Financial Officer of Continental
              Robert V. Deutsch                Assurance Company (Principal Financial
                                               and Accounting Officer)

           /s/ JONATHAN D. KANTOR              Director, Senior Vice President, General   May 1, 2000
---------------------------------------------  Counsel and Secretary of Continental
             Jonathan D. Kantor                Assurance Company

            /s/ THOMAS PONTARELLI              Director and Senior Vice President of      May 1, 2000
---------------------------------------------  Continental Assurance Company
              Thomas Pontarelli

            /s/ THOMAS F. TAYLOR               Director, Executive Vice President of      May 1, 2000
---------------------------------------------  Continental Assurance Company
              Thomas F. Taylor

INSERT B



                                 EXHIBIT INDEX



EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(6)           Amendment to Exhibit 6(a) for Group Annuity Contract issued to The Joint Retirement Board of the Rabbinical Assembly,
              The United Synagogue of America, and the Jewish Theological
              Seminary of America
(11)(a)       Amendment dated as of January 1, 2000 to the Administrative
              Services Agreement with the Joint Retirement Board of the
              Rabbinical Assembly of America, et al.
(13)          Consent of Independent Auditors
(14)          1999 Annual Report to Participants of Separate Account (B)
(16)          Calculation of Performance Data
(17)          Code of Ethics, dated May 1, 1981, adopted by the Committee for Separate Account (B)
27            Financial Data Schedule


---------------


** Exhibits incorporated by reference from prior filings